UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) June 25, 2004

                    ANGELES OPPORTUNITY PROPERTIES, LTD.
           (Exact name of registrant as specified in its charter)


              California               0-16116                95-4052473
      (State or other jurisdiction  (Commission            (I.R.S. Employer
           of incorporation)        File Number)        Identification Number)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                         (Registrant's telephone number)

Item 2.     Acquisition or Disposition of Assets

On June 25, 2004, the Registrant sold one of its investment properties, Lake Meadows Apartments, located in Dallas, Texas. The Registrant sold Lake Meadows Apartments to Lake Meadows Partners, Ltd., a third party, for $4,350,000. The sales price was determined based on the fair market value of the investment property.

In accordance with the Amended Limited Partnership Agreement of the Registrant, the Registrant's general partner is evaluating the cash requirements of the Registrant to determine whether any portion of the net proceeds will be distributed to the Registrant's partners.

Item 7.     Financial Statements and Exhibits

(b) Pro forma financial information.

The following unaudited pro forma consolidated balance sheet and statements of operations reflect the operations of the Registrant as if Lake Meadows Apartments had been sold on January 1, 2003.

The pro forma consolidated financial statements do not project the Registrant's results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant's 2003 Annual Report on Form 10-KSB.


                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (in thousands)

                                 March 31, 2004



All other assets                                              $   313
Investment properties, net                                      3,851

      Total Assets                                            $ 4,164

All other liabilities                                         $   214
Mortgage note payable                                           5,036
Partners' deficit                                              (1,086)

      Total Liabilities and Partners' Deficit                 $ 4,164


              PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per unit data)


                                           Three Months Ended      Year Ended
                                            March 31, 2004     December 31, 2003

Total revenues                                    $ 447              $ 1,813
Total expenses                                       415               1,777

Net income                                        $ 32                $ 36

Net income per limited partnership unit          $ 2.58              $ 2.90


(c) Exhibits.

The following exhibits are filed with this report (1):

10.12 Purchase and Sale Contract between Registrant and Wyndmere Capital, Inc., dated April 15, 2004.

10.13 Amendment to Purchase and Sale Contract between Registrant and Wyndmere Capital, Inc., dated May 13, 2004.

10.14       Second   Amendment  to  Purchase  and  Sale   Contract   between
            Registrant and Wyndmere Capital, Inc., dated May 27, 2004.

10.15       Third   Amendment   to  Purchase  and  Sale   Contract   between
            Registrant and Wyndmere Capital, Inc., dated June 9, 2004.

10.16 Assignment of Purchase and Sale Contract between Wyndmere Capital Inc., and Lake Meadows Partners, Ltd., dated June 15, 2004.

(1) Schedules and supplemental materials to the exhibits have been omitted but will be provided to the Securities and Exchange Commission upon request.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ANGELES OPPORTUNITY PROPERTIES, LTD.


                                    By:   Angeles Realty Corporation II
                                          General Partner


                                    By:   /s/Martha L. Long
                                          Martha L. Long
                                          Senior Vice President


                                    Date: July 9, 2004

                                                                   Exhibit 10.12



                           PURCHASE AND SALE CONTRACT

                                     BETWEEN

                             NEW LAKE MEADOWS, L.P.,

                      a South Carolina limited partnership

                                    AS SELLER

                                       AND

                             WYNDMERE CAPITAL, INC.,
                               a Texas corporation

                                  AS PURCHASER

                             LAKE MEADOWS APARTMENTS

                           PURCHASE AND SALE CONTRACT

      THIS PURCHASE AND SALE CONTRACT (this "Contract") is entered into as of the 15th day of April, 2004 (the "Effective Date") by and between NEW LAKE MEADOWS, L.P., a South Carolina limited partnership, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80238 ("Seller") and WYNDMERE CAPITAL, INC., a Texas corporation, having a principal address at 14785 Preston Road, Suite 550, Dallas, Texas 75254 ("Purchaser").

      NOW, THEREFORE, in consideration of mutual covenants set forth herein, Seller and Purchaser hereby agree as follows:

                                    RECITALS

      A. Seller owns the real estate located in Dallas County, Texas, as more particularly described in Exhibit A attached hereto and made a part hereof, and the improvements thereon, commonly known as "Lake Meadows Apartments".

      B. Purchaser desires to purchase, and Seller desires to sell, such land, improvements and certain associated property, on the terms and conditions set forth below.

                                   ARTICLE 1
                                  DEFINED TERMS

1.1  Unless  otherwise  defined  herein,   any  term  with  its  initial  letter
capitalized in this Contract shall have the meaning set forth in this ARTICLE 1.

1.1.1 "ADA" shall have the meaning set forth in Section 13.22.

1.1.2 "Additional Deposit" shall have the meaning set forth in Section 2.2.2.

1.1.3 "AIMCO" shall mean Apartment Investment and Management Company.

1.1.4 "AIMCO Marks" means all words, phrases, slogans, materials, software, proprietary systems, trade secrets, proprietary information and lists, logos and phone numbers, and other intellectual property owned or used by Seller, the Property Manager, or AIMCO in the marketing, operation or use of the Property (or in the marketing, operation or use of any other properties managed by the Property Manager or owned by AIMCO or an affiliate of either Property Manager or AIMCO), but excluding any rights Seller has to the name "Lake Meadows Apartments".

1.1.5 "Broker" shall have the meaning set forth in Section 9.1.

1.1.6 "Business Day" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the States of Colorado, Tennessee, or Texas, or any day on which Lender is not open for business.

1.1.7 "Closing" means the consummation of the purchase and sale and related transactions contemplated by this Contract in accordance with the terms and conditions of this Contract.

1.1.8 "Closing Date" means the date on which date the Closing of the conveyance of the Property is required to be held pursuant to Section 5.1.

1.1.9 "Code" shall have the meaning set forth in Section 2.3.6.

1.1.10      Intentionally Omitted.

1.1.11      "Consultants" shall have the meaning set forth in Section 3.1.

1.1.12      "Damage Notice" shall have the meaning set forth in Section 11.1.

1.1.13      "Deed" shall have the meaning set forth in Section 5.2.1.

1.1.14      "Deed of Trust" shall have the meaning set forth in Section 4.5.

1.1.15 "Deposit" means, to the extent actually deposited by Purchaser with Escrow Agent, the Initial Deposit and the Additional Deposit.

1.1.16      "Escrow Agent" shall have the meaning set forth in Section 2.2.1.

1.1.17 "Excluded Permits" means those Permits which, under applicable law, are nontransferable and such other Permits, if any, as may be designated as Excluded Permits on Schedule 1.1.17.

1.1.18      "Existing Survey" shall have the meaning set forth in Section 4.2.

1.1.19      "Feasibility   Period"   shall  have  the  meaning  set  forth  in
Section 3.1.

1.1.20 "FHA" shall have the meaning set forth in Section 13.22.

1.1.21 "Fixtures and Tangible Personal Property" means all fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of tangible personal property located on the Land or in the Improvements as of the Effective Date and used or usable in connection with the occupation or operation of all or any part of the Property, but only to the extent transferable. The term "Fixtures and Tangible Personal Property" does not include (a) equipment leased by Seller and the interest of Seller in any equipment provided to the Property for use, but not owned or leased by Seller, or (b) property owned or leased by any Tenant or guest, employee or other person furnishing goods or services to the Property, or (c) property and equipment owned by Seller, which in the ordinary course of business of the Property is not used exclusively for the business, operation or management of the Property, or
(d) the property and equipment, if any, expressly identified in Schedule 1.1.21.

1.1.22      "General   Assignment"   shall  have  the  meaning  set  forth  in
Section 5.2.3.

1.1.23      "Good Funds" shall have the meaning set forth in Section 2.2.1.

1.1.24 "Improvements" means all buildings and improvements located on the Land taken "as is."

1.1.25 "Independent Contract Consideration" shall have the meaning set forth in Section 2.2.3.

1.1.26      "Initial   Deposit"   shall   have  the   meaning   set  forth  in
Section 2.2.1.

1.1.27 "Land" means all of those certain tracts of land located in the State of Texas described on Exhibit A, and all rights, privileges and appurtenances pertaining thereto.

1.1.28 "Lease(s)" means the interest of Seller in and to all leases, subleases and other occupancy contracts, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property and which are in force as of the Closing Date for the applicable Property.

1.1.29  "Leases  Assignment"  shall have the meaning set forth in Section 5.2.4.

1.1.30 "Lender" means FANNIE MAE (whose servicer is GMAC Commercial Mortgage Corporation), assignee of GMAC Commercial Mortgage Corporation.

1.1.31 "Lender Fees" shall mean all fees and expenses (including, without limitation, all prepayment penalties and pay-off fees) imposed or charged by Lender or its counsel in connection with the Loan Payoff, and, to the extent that the Loan Payoff occurs on a date other than as permitted under the Note and Deed of Trust, any amounts of interest charged by Lender for the period from the Closing Date to the permitted prepayment date, the amount of the Lender Fees to be determined as of the Closing Date.

1.1.32 "Loan" means the indebtedness owing to Lender evidenced by the Note.

1.1.33 "Loan Payoff" shall have the meaning set forth in Section  5.4.7.

1.1.34 "Losses" shall have the meaning set forth in Section 3.4.1.

1.1.35 "Materials" shall have the meaning set forth in Section 3.5.

1.1.36  "Miscellaneous  Property  Assets"  means all  contract  rights,  leases, concessions, warranties, guaranties, plans, drawings, agreements from contractors, subcontractors, vendors and suppliers regarding their performance, quality of workmanship and quality of materials supplied in connection with the construction, manufacture, development, installation and operation of any and all Improvements (to the extent assignable), and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, excluding, however, (a) receivables, (b) Property Contracts,
(c) Leases, (d) Permits, (e) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, (f) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date, (g) utility and similar deposits, (h) insurance or other prepaid items, (i) Seller's proprietary books and records, or
(j) any right, title or interest in or to the AIMCO Marks. The term "Miscellaneous Property Assets" also shall include all of Seller's rights, if any, in and to the name "LAKE MEADOWS APARTMENTS" as it relates solely to use in connection with the Property (and not with respect to any other property owned or managed by Seller, Property Manager, AIMCO, or their respective affiliates).

1.1.37 "Note" means that certain Multifamily Note in the original principal amount of $2,096,250.00, dated as of May 16, 2003, executed by Seller and payable to the order of GMAC Commercial Mortgage Corporation, as assigned to FANNIE MAE.

1.1.38      "Objection   Deadline"   shall  have  the  meaning  set  forth  in
Section 4.3.

1.1.39      "Objection   Notice"   shall  have  the   meaning   set  forth  in
Section 4.3.

1.1.40      "Objections" shall have the meaning set forth in Section 4.3.

1.1.41      "Permits"   means  all  licenses   and  permits   granted  by  any
governmental authority having jurisdiction over the Property owned by Seller and required in order to own and operate the Property.

1.1.42  "Permitted  Exceptions" shall have the meaning set forth in Section 4.4.

1.1.43 "Property" means (a) the Land and Improvements and all rights of Seller, if any, in and to all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Land and Improvements, (b) the right, if any and only to the extent transferable, of Seller in the Property Contracts, Leases, Permits (other than Excluded Permits), and the Fixtures and Tangible Personal Property, and (c) the Miscellaneous Property Assets owned by Seller which are located on the Property and used in its operation.

1.1.44 "Property Contracts" means all contracts, agreements, equipment leases, purchase orders, maintenance, service, or utility contracts and similar contracts, excluding Leases, which relate to the ownership, maintenance, construction or repair and/or operation of the Property, but only to the extent the assignment of such contract to Purchaser is permitted pursuant to the express terms of such contract (including any contracts that are expressly assignable with the consent of the applicable vendor), and not including (a) any national contracts entered into by Seller, Property Manager, or AIMCO with respect to the Property (i) which terminate automatically upon transfer of the Property by Seller, or (ii) which Seller, in Seller's sole discretion, elects to terminate with respect to the Property effective as of the Closing Date, or (b) any property management contract for the Property.

1.1.45      "Property  Contracts  Notice"  shall have the meaning set forth in
Section 3.6.

1.1.46 "Property Manager" means the current property manager of the Property.

1.1.47      "Proration   Schedule"   shall  have  the  meaning  set  forth  in
Section 5.4.1.

1.1.48 "Purchase Price" means the consideration to be paid by Purchaser to Seller for the purchase of the Property pursuant to Section 2.2.

1.1.49      Intentionally Omitted.

1.1.50      "Regional  Property  Manager"  shall have the meaning set forth in
Section  6.4.

1.1.51      Intentionally Omitted.

1.1.52      "Required  Assignment Consent" shall have the meaning set forth in
Section 3.6.

1.1.53      "Response   Deadline"   shall  have  the   meaning  set  forth  in
Section 4.3.

1.1.54      "Response Notice" shall have the meaning set forth in Section 4.3.

1.1.55 "Seller's Indemnified Parties" shall have the meaning set forth in Section 3.4.1

1.1.56      "Seller's  Representations"  shall have the  meaning  set forth in
Section 6.1.

1.1.57      "Survey" shall have the meaning ascribed thereto in Section 4.2.

1.1.58      "Survival Period" shall have the meaning set forth in Section 6.3.

1.1.59      "Survival  Provisions" shall have the meaning set forth in Section
13.28.

1.1.60 "Tenant" means any person or entity entitled to occupy any portion of the Property under a Lease.

1.1.61 "Tenant Deposits" means all security deposits, prepaid rentals, cleaning fees and other refundable deposits and fees collected from Tenants, plus any interest accrued thereon, paid by Tenants to Seller pursuant to the Leases. Tenant Deposits shall not include any non-refundable deposits or fees paid by Tenants to Seller, either pursuant to the Leases or otherwise.

1.1.62  "Tenant  Security  Deposit  Balance" shall have the meaning set forth in
Section 5.4.6.2.

1.1.63  "Terminated  Contracts" shall have the meaning set forth in Section 3.6.

1.1.64 "Third-Party Reports" means any reports, studies or other information prepared or compiled for Purchaser by any Consultant or other third-party hired or commissioned by Purchaser in connection with Purchaser's investigation of the Property.

1.1.65 "Title  Commitment"  shall have the meaning  ascribed  thereto in Section
4.1.

1.1.66 "Title Documents" shall have the meaning set forth in Section 4.1.

1.1.67      "Title Insurer" shall have the meaning set forth in Section 2.2.1.

1.1.68      "Title Policy" shall have the meaning set forth in Section  4.1.

1.1.69      "Uncollected  Rents"  shall have the  meaning set forth in Section
5.4.6.1.

1.1.70      Intentionally Omitted.

1.1.71      "Vendor  Terminations" shall have the meaning set forth in Section
5.2.5.

                                   ARTICLE 2
                 PURCHASE  AND SALE,  PURCHASE  PRICE & DEPOSIT

2.1 Purchase and Sale. Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase the Property from Seller, all in accordance with the terms and conditions set forth in this Contract.

2.2 Purchase Price and Deposit. The total purchase price ("Purchase Price") for the Property shall be an amount equal to Four Million Three Hundred Fifty
Thousand and No/100 Dollars ($4,350,000.00) less the Lender Fees paid by Purchaser through the Closing, which amount shall be paid by Purchaser, as follows:

2.2.1 On the Effective Date, Purchaser shall deliver to Stewart Title Guaranty Company, c/o Wendy Howell, National Commercial Closing Specialist, 1980 Post Oak Boulevard, Suite 610, Houston, TX 77056, 800-729-1906 ("Escrow Agent" or "Title Insurer") an initial deposit (the "Initial Deposit") of $43,500.00 by wire transfer of immediately available funds ("Good Funds"). The Initial Deposit shall be held and disbursed in accordance with the escrow provisions set forth in Section 2.3.

2.2.2 On the day that the Feasibility Period expires, Purchaser shall deliver to Escrow Agent an additional deposit (the "Additional Deposit") of $43,500.00 by wire transfer of Good Funds. The Additional Deposit shall be held and disbursed in accordance with the escrow provisions set forth in Section 2.3.

2.2.3 In addition to the Initial Deposit, Seller and Purchaser agree that the amount of One Hundred and No/100 Dollars ($100.00) shall be paid by Purchaser to Seller concurrently with the deposit into escrow of the Initial Deposit, as consideration for Seller's execution and delivery of this Purchase Contract (the "Independent Contract Consideration"). The Independent Contract Consideration is independent of any other consideration or payment provided for in this Purchase Contract and, notwithstanding anything to the contrary herein, is non-refundable in all events.

2.2.4 The balance of the Purchase Price for the Property shall be paid to and received by Escrow Agent by wire transfer of Good Funds no later than 11:00 a.m. (in the time zone in which Escrow Agent is located) on the Closing Date (or such earlier time as required by Lender).

2.3   Escrow Provisions Regarding Deposit.

2.3.1 Escrow Agent shall hold the Deposit and make delivery of the Deposit to the party entitled thereto under the terms of this Contract. Escrow Agent shall invest the Deposit in such short-term, high-grade securities, interest-bearing bank accounts, money market funds or accounts, bank certificates of deposit or bank repurchase contracts as Escrow Agent, in its discretion, deems suitable, and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit pursuant to this Contract.

2.3.2 Escrow Agent shall hold the Deposit until the earlier occurrence of (i) the Closing Date, at which time the Deposit shall be applied against the Purchase Price, or (ii) the date on which Escrow Agent shall be authorized to disburse the Deposit as set forth in Section 2.3.3. The tax identification numbers of the parties shall be furnished to Escrow Agent upon request.

2.3.3 If the Deposit has not been released earlier in accordance with Section 2.3.2, and either party makes a written demand upon Escrow Agent for payment of the Deposit, Escrow Agent shall give written notice to the other party of such demand. If Escrow Agent does not receive a written objection from the other party to the proposed payment within 5 Business Days after the giving of such notice, Escrow Agent is hereby authorized to make such payment. Purchaser agrees to return all Third-Party Reports and information and Materials provided to Purchaser within five (5) days after termination of this Contract. If Escrow Agent does receive such written objection within such 5-Business Day period, Escrow Agent shall continue to hold such amount until otherwise directed by written instructions from the parties to this Contract or a final judgment or arbitrator's decision. However, Escrow Agent shall have the right at any time to deposit the Deposit and interest thereon, if any, with a court of competent jurisdiction in the state in which the Property is located. Escrow Agent shall give written notice of such deposit to Seller and Purchaser. Upon such deposit, Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder.

2.3.4 The parties acknowledge that Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that Escrow Agent shall not be deemed to be the agent of either of the parties for any act or omission on its part unless taken or suffered in bad faith in willful disregard of this Contract or involving gross negligence. Seller and Purchaser jointly and severally shall indemnify and hold Escrow Agent harmless from and against all costs, claims and expenses, including reasonable attorney's fees, incurred in connection with the performance of Escrow Agent's duties hereunder, except with respect to actions or omissions taken or suffered by Escrow Agent in bad faith, in willful disregard of this Contract or involving gross negligence on the part of the Escrow Agent.

2.3.5 The parties shall deliver to Escrow Agent an executed copy of this Contract, which shall constitute the sole instructions to Escrow Agent. Escrow Agent shall execute the signature page for Escrow Agent attached hereto with respect to the provisions of this Section 2.3; provided, however, that (a) Escrow Agent's signature hereon shall not be a prerequisite to the binding nature of this Contract on Purchaser and Seller, and the same shall become fully effective upon execution by Purchaser and Seller, and (b) the signature of Escrow Agent will not be necessary to amend any provision of this Contract other than this Section 2.3.

2.3.6 Escrow Agent, as the person responsible for closing the transaction within the meaning of Section 6045(e)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), shall file all necessary information, reports, returns, and statements regarding the transaction required by the Code including, but not limited to, the tax reports required pursuant to Section 6045 of the Code. Further, Escrow Agent agrees to indemnify and hold Purchaser, Seller, and their respective attorneys and brokers harmless from and against any Losses resulting from Escrow Agent's failure to file the reports Escrow Agent is required to file pursuant to this section. 2.3.7 The provisions of this Section 2.3 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.

                                   ARTICLE 3
                               FEASIBILITY PERIOD

3.1 Feasibility Period. Subject to the terms of Section 3.3 and 3.4 and the right of Tenants under the Leases, from the Effective Date to and including the date which is 30 days after the Effective Date (the "Feasibility Period"), Purchaser and its agents, contractors, engineers, surveyors, attorneys, accountants, advisors, lenders, affiliates, consultants, shareholders, investors and employees (collectively, "Consultants") shall have the right from time to time to enter onto the Property (subject to only a reasonable number of individuals at any one time):

3.1.1 To conduct and make any and all customary studies, tests, examinations, inquiries, and inspections, or investigations (collectively, the "Inspections") of or concerning the Property (including, without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys);

3.1.2 To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Property;

3.1.3 To ascertain and confirm the suitability of the Property for Purchaser's intended use of the Property; and

3.1.4 To review the Materials at Purchaser's sole cost and expense.

3.2 Expiration of Feasibility Period. If the results of any of the matters referred to in Section 3.1 appear unsatisfactory to Purchaser for any reason or if Purchaser elects not to proceed with the transaction contemplated by this Contract for any other reason, or for no reason whatsoever, in Purchaser's sole and absolute discretion, then Purchaser shall have the right to terminate this Contract by giving written notice to that effect to Seller and Escrow Agent on or before 5:00 p.m. (in the time zone in which the Escrow Agent is located) on or before the date of the expiration of the Feasibility Period. If Purchaser exercises such right to terminate, this Contract shall terminate and be of no further force and effect, subject to and except for Purchaser's liability pursuant to Section 3.3 and any other provision of this Contract which survives such termination, and Escrow Agent shall forthwith return the Initial Deposit to Purchaser. Purchaser agrees to return all Third-Party Reports and information and Materials provided to Purchaser within five (5) days after termination of this Contract. If Purchaser fails to provide Seller with written notice of termination prior to the expiration of the Feasibility Period in strict accordance with the notice provisions of this Contract, Purchaser's right to terminate under this Section 3.2 shall be permanently waived and this Contract shall remain in full force and effect, the Deposit (including both the Initial Deposit and, when delivered in accordance with Section 2.2.2, the Additional Deposit) shall be non-refundable, and Purchaser's obligation to purchase the Property shall be non-contingent and unconditional except only for satisfaction of the conditions expressly stated in Section 8.1.

3.3 Conduct of Investigation. Purchaser shall not permit any mechanic's or materialmen's liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any Inspections conducted by or for Purchaser. Purchaser shall give at least 48 hours notice to Seller prior to entry onto the Property and shall permit Seller to have a representative present during all Inspections conducted at the Property. Purchaser shall use its best efforts to conduct and cause its Consultants to conduct any and all Inspections in such a manner as to avoid any disruption or disturbance of Tenants' occupancy of the Property. All information made available by Seller to Purchaser in accordance with this Contract or obtained by Purchaser in the course of its Inspections shall be treated as confidential information in accordance with the provisions of Section 13.14 herein by Purchaser, and, prior to the purchase of the Property by Purchaser, Purchaser shall use its best efforts to prevent its Consultants from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Contract. The provisions of this Section 3.3 shall survive the termination of this Contract, and if not so terminated shall survive (except for the confidentiality provisions of this Section 3.3) the Closing and delivery of the Deed to Purchaser.

3.4  Purchaser  Indemnification.

3.4.1 Purchaser shall indemnify, hold harmless and, if requested by Seller (in Seller's sole discretion), defend (with counsel approved by Seller) Seller, together with Seller's affiliates, parent and subsidiary entities, successors, assigns, partners, managers, members, employees, officers, directors, trustees, shareholders, counsel, representatives, agents, Property Manager, Regional Property Manager, and AIMCO (collectively, including Seller, "Seller's Indemnified Parties"), from and against any and all damages, mechanics' liens, liabilities, losses, demands, actions, causes of action, claims, costs and expenses (including reasonable attorneys' fees, including the cost of in-house counsel and appeals) (collectively, "Losses") arising from or related to Purchaser's or its Consultant's entry onto the Property, and any Inspections or other matters performed by Purchaser with respect to the Property during the Feasibility Period or otherwise.

3.4.2 Notwithstanding anything in this Contract to the contrary, Seller shall have the right, without limitation, to disapprove any and all entries, surveys, tests (including, without limitation, a Phase II environmental study of the Property), investigations and other matters that in Seller's reasonable judgment could result in any injury to the Property or breach of any contract, or expose Seller to any Losses or violation of applicable law, or otherwise adversely affect the Property or Seller's interest therein. Purchaser shall use best efforts to minimize disruption to Tenants in connection with Purchaser's or its Consultants' activities pursuant to this Section. No consent by the Seller to any such activity shall be deemed to constitute a waiver by Seller or assumption of liability or risk by Seller. Purchaser hereby agrees to restore, at Purchaser's sole cost and expense, the Property to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this Article
3. Purchaser shall maintain and cause its third party Consultants to maintain in an amount not less than $2,000,000 combined single limit (except for Purchaser's surveyor, whose insurance shall be in an amount no less than $1,000,000, combined single limit), together with workmen's compensation insurance if required by state law (and if none if required by state law, it is understood that each such party not having workmen's compensation insurance shall assume all liability for their employees and Seller shall be indemnified from liability for same), and in form and substance adequate to insure all liability of Purchaser and its Consultants arising out of inspections and testing at the Property or any part thereof made on behalf of Purchaser. Purchaser shall deliver proof of the insurance coverage required pursuant to this Section 3.4.2 to Seller (in the form of a certificate of insurance) prior to Purchaser's or Purchaser's Consultants' entry onto the Property. The provisions of this Section
3.4 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser for a period of eighteen (18) months.

3.5 Property Materials.

3.5.1 On the Effective Date, and to the extent the same exist and are in Seller's possession or reasonable control (subject to Section 3.5.2), Seller agrees to make the documents set forth on Schedule 3.5 (the "Materials") available at the Property for review and copying by Purchaser at Purchaser's sole cost and expense. In the alternative, at Seller's option and on the Effective Date, Seller may deliver some or all of the Materials to Purchaser, or make the same available to Purchaser on a secure web site (Purchaser agrees that any item to be delivered by Seller under this Contract shall be deemed delivered to the extent available to Purchaser on such secured web site). To the extent that Purchaser determines that any of the Materials have not been made available or delivered to Purchaser pursuant to this Section 3.5.1, Purchaser shall notify Seller and Seller shall use commercially reasonable efforts to deliver the same to Purchaser within 5 Business Days after such notification is received by Seller; provided, however, that under no circumstances will the Feasibility Period be extended and Purchaser's sole remedy will be to terminate this Contract pursuant to Section 3.2.

3.5.2 In providing such information and Materials to Purchaser, Seller makes no representation or warranty, express, written, oral, statutory, or implied, and all such representations and warranties are hereby expressly excluded and disclaimed except as provided in Section 6.1 and Section 9.1 herein, in the Deed and in the Leases Assignment. Except as provided in Section 6.1 and Section 9.1 herein, in the Deed and in the Leases Assignment, any information and Materials provided by Seller to Purchaser under the terms of this Contract are for informational purposes only and, together with all Third-Party Reports, shall be returned by Purchaser to Seller no later than five (5) days after termination of this Contract. Except as provided in Section 6.1 and Section 9.1 herein, in the Deed and in the Leases Assignment, Purchaser shall not in any way be entitled to rely upon the accuracy of such information and Materials. Purchaser recognizes and agrees that, except as provided in Section 6.1 and Section 9.1 herein, in the Deed and in the Leases Assignment, the Materials and other documents and information delivered or made available by Seller pursuant to this Contract may not be complete or constitute all of such documents which are in Seller's possession or control, but are those that are readily available to Seller after reasonable inquiry to ascertain their availability. Purchaser understands that, although Seller will use commercially reasonable efforts to locate and make available the Materials and other documents required to be delivered or made available by Seller pursuant to this Contract, Purchaser will not rely on such Materials or other documents as being a complete and accurate source of information with respect to the Property except as provided in Section 6.1 and
Section 9.1 herein, in the Deed and in the Leases Assignment, and will instead in all instances, except as provided in Section 6.1 and Section 9.1 herein, in the Deed and in the Leases Assignment, rely exclusively on its own Inspections and Consultants with respect to all matters which it deems relevant to its decision to acquire, own and operate the Property.

3.5.3 The provisions of this Section 3.5 shall survive the Closing and delivery of the Deed to Purchaser.

3.6 Property Contracts. On or before the expiration of the Feasibility Period, Purchaser may deliver written notice to Seller (the "Property Contracts Notice") specifying any Property Contracts with respect to which Purchaser desires to have Seller deliver notices of termination at the Closing (the "Terminated Contracts"); provided that (a) the effective date of such termination after Closing shall be subject to the express terms of such Terminated Contracts, (and, to the extent that the effective date of termination of any Terminated Contract is after the Closing Date, Purchaser shall be deemed to have assumed all of Seller's obligations under such Terminated Contract as of the Closing
Date), (b) if any such Property Contract cannot by its terms be terminated, it shall be assumed by Purchaser and not be a Terminated Contract, and (c) to the extent that any such Terminated Contract requires payment of a penalty or premium for cancellation, Purchaser shall be solely responsible for the payment of any such cancellation fees or penalties. If Purchaser fails to deliver the Property Contracts Notice on or before the expiration of the Feasibility Period, there shall be no Terminated Contracts and Purchaser shall assume all Property Contracts at the Closing. Seller shall deliver to Purchaser, at least ten (10) days prior to the expiration of the Feasibility Period, a list certified to Seller's knowledge, of all Property Contracts in existence relating to the ownership and operation of the Property. To the extent that any Property Contract to be assumed by Purchaser (including any Property Contracts that, because of advance notice requirements, will be temporarily assumed by Purchaser pending the effective date of termination after the Closing Date) is assignable but requires the applicable vendor to consent to the assignment or assumption of the Property Contract by Seller to Purchaser, then, prior to the Closing, Purchaser shall be responsible for obtaining from each applicable vendor a consent (each a "Required Assignment Consent") to the assignment of the Property Contract by Seller to Purchaser (and the assumption by Purchaser of all obligations under such Property Contract). Purchaser shall indemnify, hold harmless and, if requested by Seller (in Seller's sole discretion), defend (with counsel approved by Seller) Seller's Indemnified Parties from and against any and all Losses arising from or related to Purchaser's failure to obtain any Required Assignment Consent.

                                   ARTICLE 4
                                      TITLE

4.1 Title Documents. On the Effective Date, Seller shall cause to be delivered to Purchaser a standard form commitment for title insurance ("Title Commitment") for the Property in an amount equal to the Purchase Price from Title Insurer for an owner's title insurance policy (the "Title Policy") on the most recent TLTA T-1 Owner's Policy form, together with copies of all instruments identified as exceptions therein (together with the Title Commitment, referred to herein as the "Title Documents"). Seller shall be responsible only for payment of the basic premium for the Title Policy, including all title search and examination fees. Purchaser shall be solely responsible for payment of all other costs relating to procurement of the Title Commitment, the Title Policy, and any requested amendments or endorsements.

4.2 Survey. On the Effective Date, Seller shall deliver to Purchaser or make available at the Property the existing survey of the Property dated as of October 20, 2003 bearing File No. CO3318 prepared by Brockette Davis Drake, Inc. (the "Existing Survey"). In the event that such Existing Survey was prepared in connection with the sale of the Property, then Seller shall pay the costs thereof. Purchaser acknowledges and agrees that delivery of the Existing Survey is subject to Section 3.5.2. To the extent that Purchaser desires that a new survey of the Property be prepared (or that the Existing Survey be updated), Purchaser may cause to be prepared a survey (or an update to the Existing Survey) for the Property (together with the Existing Survey, referred to herein as the "Survey") to be delivered to Purchaser and Seller no later than 10 days after the Effective Date. Purchaser and Seller shall split the cost and expense of the preparation of any updated survey requested pursuant to the terms of this
Section 4.2. Purchaser shall be solely responsible for the cost and expense of the preparation of any new survey requested pursuant to the terms of this
Section 4.2.

4.3 Objection and Response Process. On or before the date which is 20 days after the Effective Date (the "Objection Deadline"), Purchaser shall give written notice (the "Objection Notice") to the attorneys for Seller of any matter set forth in the Title Documents or the Survey to which Purchaser objects (the "Objections"). If Purchaser fails to tender an Objection Notice on or before the Objection Deadline, Purchaser shall be deemed to have approved and irrevocably waived any objections to any matters covered by the Title Documents and the Survey. On or before 25 days after the Effective Date (the "Response Deadline"), Seller may, in Seller's sole discretion, give Purchaser notice (the "Response Notice") of those Objections which Seller is willing to cure, if any. Seller shall be entitled to reasonable adjournments of the Closing Date (up to 30 days) to cure the Objections. If Seller fails to deliver a Response Notice by the Response Deadline, Seller shall be deemed to have elected not to cure or otherwise resolve any matter set forth in the Objection Notice. If Purchaser is dissatisfied with the Response Notice, Purchaser may, as its exclusive remedy, elect by written notice given to Seller on or before the expiration of the Feasibility Period either (a) to accept the Title Documents and Survey with resolution, if any, of the Objections as set forth in the Response Notice (or if no Response Notice is tendered, without any resolution of the Objections) and without any reduction or abatement of the Purchase Price, or (b) to terminate this Contract, in which event the Initial Deposit shall be returned to Purchaser. Purchaser agrees to return all Third-Party Reports and information and Materials provided to Purchaser within five (5) days after termination of this Contract. If Purchaser fails to give notice to terminate this Contract on or before the expiration of the Feasibility Period, Purchaser shall be deemed to have elected to approve and irrevocably waived any objections to any matters covered by the Title Documents or the Survey, subject only to resolution, if any, of the Objections as set forth in the Response Notice (or if no Response Notice is tendered, without any resolution of the Objections).

4.4 Permitted Exceptions. The Deed delivered pursuant to this Contract shall be subject to the following, all of which shall be deemed "Permitted Exceptions":

4.4.1 All matters shown in the Title Documents and the Survey, other than (a) those Objections, if any, which Seller has agreed to cure pursuant to the Response Notice under Section 4.3, (b) mechanics' liens and taxes due and payable with respect to the period preceding Closing, (c) the standard exception regarding the rights of parties in possession which shall be limited to those parties in possession pursuant to the Leases, and (d) the standard exception pertaining to taxes which shall be limited to taxes and assessments payable in the year in which the Closing occurs and subsequent taxes and assessments;

4.4.2 All Leases;

4.4.3   Intentionally   Omitted;

4.4.4 Applicable zoning and governmental regulations and ordinances;

4.4.5 Any defects in or objections to title to the Property, or title exceptions or encumbrances, arising by, through or under Purchaser; and

4.4.6 The terms and conditions of this  Contract.

4.5 Existing Deed of Trust. It is understood and agreed that, whether or not Purchaser gives an Objection Notice with respect thereto, any deeds of trust and/or mortgages (including any and all mortgages which secure the Note) against the Property (whether one or more, the "Deed of Trust") shall not be deemed Permitted Exceptions, whether Purchaser gives written notice of such or not, and shall be paid off, satisfied, discharged and/or cured by Seller at Closing, provided that the Lender Fees due in connection with the Loan Payoff shall be paid by Purchaser, to the extent such Lender Fees do not exceed the Purchase Price. In no event shall Purchaser be liable for any Lender Fees asserted to be payable to Lender after the Closing (for which Purchaser did not receive a credit against the Purchase Price at Closing).

                                   ARTICLE 5
                                    CLOSING

5.1 Closing Date. Seller has informed Purchaser that Seller is required to deliver to the Securities and Exchange Commission (the "SEC") an information statement (the "Information Statement") for disclosure to Seller's partners of the transactions contemplated hereby. The Closing shall occur the earlier to occur of (a) if Seller circulates the Information Statement to its partners prior to the expiration of the Feasibility Period (Seller shall promptly notify Purchaser of such circulation), the Closing shall occur 60 days after the Effective Date, or (b) if Seller circulates the Information Statement to its partners within 30 days after the expiration of the Feasibility Period (the "Extended Circulation Period"), the Closing shall occur 45 days after Seller notifies Purchaser that the Information Statement has been circulated (the "Closing Date") through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means. The Closing Date may be extended without penalty at the option of Seller to a date not later than 30 days following the Closing Date specified in the first sentence of this paragraph above to satisfy a condition to be satisfied by Seller, or such earlier or later date as is mutually acceptable to Seller and Purchaser. Seller agrees that if the Information Statement has not been circulated to Seller's partners prior to the expiration of the Extended Circulation Period, then Purchaser shall have the right to terminate this Contract by giving written notice to Seller and Escrow Agent within five (5) days after the expiration of the Extended Circulation Period. If Purchaser exercises such right to terminate,
(a) this Contract shall terminate and be of no further force and effect, subject to and except for Purchaser's liability pursuant to Section 3.3 and any other provision of this Contract which survives such termination, (b) Escrow Agent shall forthwith return the Deposit to Purchaser, and (c) Seller shall reimburse Purchaser for its reasonable actual out of pocket due diligence expenses and costs incurred in connection with the transaction contemplated by this Contract, including, without limitation reasonable attorneys fees and costs, in the aggregate not to exceed $38,000.00 (collectively, the "Incurred Closing Costs"). Purchaser shall provide Seller with written substantiation of the cost incurred in connection with the Incurred Closing Costs. Seller shall pay the Purchaser the Incurred Closing Costs within thirty (30) days of the presentation of such written substantiation to Seller from Purchaser. Notwithstanding the foregoing, if Purchaser requests a modification to any provision of this Contract that would require Seller to deliver a new Information Statement to the SEC then (a) Purchaser's right to terminate this Contract and receive reimbursement of the Incurred Closing Costs pursuant to this Section 5.1 shall be waived, (b) Purchaser shall pay for any of Seller's actual legal fees or costs incurred in connection with delivering a new Information Statement to the SEC, and (c) Purchaser's condition precedent to close set forth in Section 8.1.4 shall be automatically waived by Purchaser.

5.2 Seller Closing Deliveries. No later than 1 Business Day prior to the Closing Date, Seller shall deliver to Escrow Agent (for disbursement to Purchaser upon the Closing), each of the following items:

5.2.1 Special Warranty Deed (the "Deed") in the form attached as Exhibit B to Purchaser, subject to the Permitted Exceptions.

5.2.2 A Bill of Sale in the form attached as Exhibit C.

5.2.3 A General Assignment in the form attached as Exhibit D (the "General Assignment").

5.2.4 An Assignment of Leases and Security Deposits in the form attached as Exhibit E (the "Leases Assignment").

5.2.5 A letter in the form attached hereto as Exhibit F prepared by Seller and countersigned by Purchaser to each of the vendors under the Terminated Contracts informing them of the termination of such Terminated Contract as of the Closing Date (subject to any delay in the effectiveness of such termination pursuant to the express terms of each applicable Terminated Contract) (the "Vendor Terminations").

5.2.6 A closing statement executed by Seller.

5.2.7 A title affidavit or at Seller's option an indemnity, as applicable, in the customary form reasonably acceptable to Seller to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Contract (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment; provided that such affidavit does not subject Seller to any greater liability, or impose any additional obligations, other than as set forth in this Contract. Seller informs Purchaser that Title Insurer has agreed to insure the gap in connection with the Closing, if required, based solely on Title Insurer's receipt of Seller's standard title affidavit.

5.2.8 A certification of Seller's non-foreign status pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended.

5.2.9 A rent roll for the Property certified by Seller, but limited to Seller's knowledge, listing the monthly base rent payable, lease expiration date and unapplied security deposit as of the Closing Date.

5.2.10 Resolutions, certificates of good standing, and such other organizational
documents  as  Title  Insurer  shall  reasonably  require  evidencing   Seller's
authority to consummate this transaction.

5.2.11 An operating statement for the Property as of the month immediately preceding the month in which the Closing occurs, certified by Seller, but limited to Seller's knowledge.

5.2.12 Such other instruments, documents or certificates as are required to be delivered by Seller to Purchaser in accordance with any of the other provisions of this Contract.

5.3 Purchaser Closing Deliveries. No later than 1 Business Day prior to the Closing Date (except for the balance of the Purchase Price which is to be delivered at the time specified in Section 2.2.4), Purchaser shall deliver to the Escrow Agent (for disbursement to Seller upon the Closing) the following items with respect to the Property being conveyed at such Closing:

5.3.1 The full Purchase Price (with credit for the Deposit and Lender Fees), plus or minus the adjustments or prorations required by this Contract.

5.3.2 If required by Title Insurer, a title affidavit or at Purchaser's option an indemnity, as applicable, pertaining to Purchaser's activity on the Property prior to Closing, in the customary form reasonably acceptable to Purchaser to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Contract (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment; provided that such affidavit does not subject Purchaser to any greater liability, or impose any additional obligations, other than as set forth in this Contract and shall only concern liens filed against the Property as a result of the actions of Purchaser or Purchaser's Consultants.

5.3.3 Any declaration or other statement which may be required to be submitted to the local assessor with respect to the terms of the sale of the Property.

5.3.4 A closing statement executed by Purchaser.

5.3.5 A countersigned counterpart of the General Assignment.

5.3.6 A countersigned counterpart of the Leases Assignment.

5.3.7 Notification letters to all Tenants prepared and executed by Purchaser in the form attached hereto as Exhibit G.

5.3.8 A countersigned counterpart of the Vendor Terminations (Purchaser shall be solely responsible for identifying each of the Terminated Contracts (subject to the terms and conditions of Section 3.6)); provided, however, that such Vendor Terminations do not subject Purchaser to any greater liability, or impose any additional obligations other than as set forth in this Contract.

5.3.9 Any cancellation  fees or penalties due to any vendor under any Terminated
Contract  as  a  result  of  the  termination   thereof.

5.3.10 Resolutions, certificates of good standing, and such other organizational documents as Title Insurer shall reasonably require evidencing Purchaser's authority to consummate this transaction.

5.3.11      Intentionally Omitted.

5.3.12 The Lender Fees (subject to reduction from the Purchase Price in accordance with Section 2.2).

5.3.13 Such other instruments, documents or certificates as are required to be delivered by Purchaser to Seller in accordance with any of the other provisions of this Contract.

5.4   Closing Prorations and Adjustments.

5.4.1 General. All normal and customarily proratable items, including, without limitation, collected rents, operating expenses, personal property taxes, other operating expenses and fees, shall be prorated as of the Closing Date, Seller being charged or credited, as appropriate, for all of same attributable to the period up to the Closing Date (and credited for any amounts paid by Seller attributable to the period on or after the Closing Date, if assumed by Purchaser) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date. Seller shall prepare a proration schedule (the "Proration Schedule") of the adjustments described in this Section 5.4 prior to Closing. Such adjustments shall be paid by Purchaser to Seller (if the prorations result in a net credit to Seller) or by Seller to Purchaser (if the prorations result in a net credit to Purchaser), by increasing or reducing the cash to be paid by Purchaser at Closing.

5.4.2 Operating Expenses. All of the operating, maintenance, taxes (other than real estate taxes, such as rental taxes), and other expenses incurred in operating the Property that Seller customarily pays, and any other costs incurred in the ordinary course of business for the management and operation of the Property, shall be prorated on an accrual basis. Seller shall pay all such expenses that accrue prior to Closing and Purchaser shall pay all such expenses that accrue from and after the Closing Date.

5.4.3 Utilities. The final readings and final billings for utilities will be made if possible as of the Closing Date, in which case Seller shall pay all such bills as of the Closing Date and no proration shall be made at the Closing with respect to utility bills. Otherwise, a proration shall be made based upon the parties' reasonable good faith estimate and a readjustment made within 30 days after the Closing, if necessary. Seller shall be entitled to the return of any deposit(s) posted by it with any utility company, and Seller shall notify each utility company serving the Property to terminate Seller's account, effective as of noon on the Closing Date.

5.4.4 Real Estate Taxes. In the event any of the real estate ad valorem or similar taxes for the Property are delinquent at the time of Closing, Seller shall pay same at Closing. Any real estate ad valorem or similar taxes for the Property for the calendar year in which Closing occurs, or any installment of assessments payable in installments which installment is payable in the calendar year of Closing, shall be prorated to the date of Closing, based upon actual days involved. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year. The proration of real property taxes or installments of assessments shall be final and not subject to re-adjustment after Closing.

5.4.5 Property Contracts. Purchaser shall assume at Closing the obligations under the Property Contracts assumed by Purchaser, subject to proration of operating expenses under Section 5.4.2; provided, however, that Seller shall be responsible for any monetary obligations accruing thereunder to the date of Closing.

5.4.6 Leases.

5.4.6.1 All collected rent (whether fixed monthly rentals, additional rentals, escalation rentals, retroactive rentals, operating cost pass-throughs or other sums and charges payable by Tenants under the Leases), income and expenses from any portion of the Property shall be prorated as of the Closing Date (prorated for any partial month). Purchaser shall receive all collected rent and income attributable to dates from and after the Closing Date. Seller shall receive all collected rent and income attributable to dates prior to the Closing Date. Notwithstanding the foregoing, no prorations shall be made in relation to either
(a) non-delinquent rents which have not been collected as of the Closing Date, or (b) delinquent rents existing, if any, as of the Closing Date (the foregoing
(a) and (b) referred to herein as the "Uncollected Rents"). In adjusting for Uncollected Rents, no adjustments shall be made in Seller's favor for rents which have accrued and are unpaid as of the Closing, but Purchaser shall pay Seller such accrued Uncollected Rents as and when collected by Purchaser; provided, however, after the Closing all sums collected by Purchaser for any tenant delinquent in its rent shall first be applied to pay Purchaser the amount of any rent owing for the period after the Closing and the amount of Purchaser's out of pocket costs of collection, and then such remaining amount shall be distributed by Purchaser to Seller toward the Uncollected Rents. Purchaser agrees to take commercially reasonable actions to collect Uncollected Rents. After the Closing, Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Uncollected Rents owed to Seller by any Tenant which is no longer in possession at the Property, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any such Tenant and the delivery of the Leases Assignment shall not constitute a waiver by Seller of such right. Purchaser agrees to cooperate with Seller in connection with all efforts by Seller to collect such Uncollected Rents and to take all steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without limitation, the delivery to Seller, within 10 days after a written request, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Uncollected Rents by Seller; provided, however, that Purchaser's obligation to cooperate with Seller pursuant to this sentence shall not obligate Purchaser to terminate any Tenant lease with an existing Tenant or evict any existing Tenant from the Property. Notwithstanding anything in this provision to the contrary but subject to Seller's right to demand payment of and to collect Uncollected Rents in accordance with this Section, Purchaser's obligation to collect Uncollected Rents shall be limited to Uncollected Rents of not more than 60 days past due and Purchaser's collection of rents shall be applied, first, towards current rent due and owing under the Leases and the amount of Purchaser's actual out of pocket costs of collection, and, second, to Uncollected Rents.

5.4.6.2 At Closing, Purchaser shall receive a credit against the Purchase Price in an amount equal to the received and unapplied balance of all cash (or cash equivalent) Tenant Deposits, including, but not limited to, security, damage or other refundable deposits or required to be paid by any of the Tenants to secure their respective obligations under the Leases, together, in all cases, with any interest payable to the Tenants thereunder as may be required by their respective Tenant Lease or state law (the "Tenant Security Deposit Balance"). Any cash (or cash equivalents) held by Seller which constitute the Tenant Security Deposit Balance shall be retained by Seller in exchange for the foregoing credit against the Purchase Price and shall not be transferred by Seller pursuant to this Contract (or any of the documents delivered at Closing), but the obligation with respect to the Tenant Security Deposit Balance nonetheless shall be assumed by Purchaser. The Tenant Security Deposit Balance shall not include any non-refundable deposits or fees paid by Tenants to Seller, either pursuant to the Leases or otherwise.

5.4.6.3 With respect to operating expenses, taxes, utility charges, other operating cost pass-throughs, retroactive rental escalations, sums or charges payable by Tenants under the Tenant Leases, to the extent that Seller has received as of the Closing payments allocable to periods subsequent to Closing, the same shall be properly prorated with an adjustment in favor of Purchaser, and Purchaser shall reserve a credit therefor at Closing. With respect to any payments received by Purchaser after the Closing allocable to Seller prior to Closing, Purchaser shall promptly pay the same to Seller.

5.4.7 Existing Loan. On the Closing Date, Seller shall pay (which payment may be made by Seller out of the proceeds of the Purchase Price) the outstanding principal balance of the Note, together with all interest accrued under the Note prior to the Closing Date (the "Loan Payoff"). Purchaser shall pay all Lender Fees (subject to reduction from the Purchase Price in accordance with Section 2.2). Any existing reserves, impounds and other accounts maintained in connection with the Loan shall be released in Good Funds to Seller at the Closing unless credited by Lender against the amount due from Seller under the Note.

5.4.8 Insurance. No proration shall be made in relation to insurance premiums and insurance policies will not be assigned to Purchaser.

5.4.9 Employees. All of Seller's and Seller's manager's on-site employees shall have their employment at the Property terminated as of the Closing Date.

5.4.10 Closing Costs. Purchaser shall pay any transfer, sales, use, gross receipts or similar taxes, any premiums or fees required to be paid by Purchaser with respect to the Title Policy pursuant to Section 4.1, and one-half of the customary closing costs of the Escrow Agent. Seller shall pay the base premium for the Title Policy to the extent required by Section 4.1, the cost of recording any instruments required to discharge any liens or encumbrances against the Property, and one-half of the customary closing costs of the Escrow Agent.

5.4.11      Intentionally Omitted.

5.4.12 Survival. The provisions of this Section 5.4 shall survive the Closing and delivery of the Deed to Purchaser.

5.4.13 Possession. Possession of the Property, subject to the Leases, Property Contracts which are not identified as Terminated Contracts during the Feasibility Period (subject to the limitations of Section 3.6), and Permitted
Exceptions, shall be delivered to Purchaser at the Closing upon release from escrow of all items to be delivered by Purchaser pursuant to Section 5.3, including, without limitation, the Purchase Price. To the extent reasonably available to Seller, originals or copies of the Leases and Property Contracts, lease files, warranties, guaranties, operating manuals, keys to the property, and Seller's books and records (other than proprietary information) regarding the Property shall be made available to Purchaser at the Property after the Closing.

5.4.14 Post Closing Adjustments. In general, and except as provided in this Contract or the Closing Documents, Seller shall be entitled to all income, and shall pay all expenses, relating to the operation of the Property for the period prior to the Closing Date and Purchaser shall be entitled to all income, and shall pay all expenses, relating to the operation of the Property for the period commencing on and after the Closing Date. Purchaser or Seller may request that Purchaser and Seller undertake to re-adjust any item on the Proration Schedule (or any item omitted therefrom) in accordance with the provisions of Section 5.4 of this Contract; provided, however, that neither party shall have any obligation to re-adjust any items (a) after the expiration of 120 days after Closing, or (b) subject to such 120 day period, unless such items exceed $2,000.00 in magnitude (either individually or in the aggregate). The provisions of this Section 5.6 shall survive the Closing and delivery of the Deed to Purchaser.

                                   ARTICLE 6
            REPRESENTATIONS  AND WARRANTIES OF SELLER AND PURCHASER

6.1 Seller's Representations. Except, in all cases, for any fact, information or condition disclosed in the Title Documents, the Permitted Exceptions, the Property Contracts, or the Materials, or which is otherwise known by Purchaser prior to the Closing, Seller represents and warrants to Purchaser the following (collectively, the "Seller's Representations") as of the Effective Date and as of the Closing Date (provided that Purchaser's remedies if any such Seller's Representations are untrue as of the Closing Date are limited to those set forth in Section 8.1):

6.1.1 Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the state of its formation set forth in the initial paragraph of this Contract. Seller, acting through any of its or their duly empowered and authorized officers or members, has all necessary entity power and authority to own and use its properties and to transact the business in which it is engaged, and subject to Section 8.2.4 has or at the Closing shall have full power and authority to enter into this Contract, to execute and deliver the documents and instruments required of Seller herein, and to perform its obligations hereunder; and no consent of any of Seller's partners, directors, officers or members are required to so empower or authorize Seller. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which Seller is a party or by which Seller is otherwise bound, which conflict, breach or default would have a material adverse affect on Seller's ability to consummate the transaction contemplated by this Contract or on the Property. Subject to Section 8.2.4, this Contract is a valid, binding and enforceable agreement against Seller in accordance with its terms, subject to bankruptcy and similar laws affecting the rights and remedies of creditors generally;

6.1.2 Other than the Leases, the Property is not subject to any written lease executed by Seller or, to Seller's knowledge, any other possessory interests of any person;

6.1.3 Seller is not a "foreign person," as that term is used and defined in the Internal Revenue Code, Section 1445, as amended;

6.1.4 Except for any actions by Seller to evict Tenants under the Leases, to Seller's knowledge, there are no actions, proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against the Property;

6.1.5 To Seller's knowledge, Seller has not received any written notice from a governmental agency of any uncured material violations of any federal, state, county or municipal law, ordinance, order, regulation or requirement affecting the Property;

6.1.6 To Seller's knowledge, (A) Seller has not received any written notice of any material default by Seller under any of (i) the Property Contracts that will not be terminated on the Closing Date, or (ii) the Leases; (B) no Tenant is in default under the Leases except as shown on the Rent Roll delivered by Seller to Purchaser and as of the Effective Date, there are no pending eviction actions against any Tenant; (C) the Rent Roll is true and correct in all material respects; (D) no Tenant has any option to purchase the Property; (E) the operating reports delivered by Seller to Purchaser (as described in section (g) of Schedule 3.5 attached hereto) are true and correct in all material respects,
(F) the copies of the Leases delivered by Seller to Purchaser (or made available to Purchaser) are true and correct copies of all the Leases, and (G) the copies of the Property Contracts delivered by Seller to Purchaser (or made available to Purchaser) are true and correct copies of all the Property Contracts.

6.1.7 To Seller's knowledge: (A) no hazardous or toxic materials or other substances regulated by applicable federal or state environmental laws are stored by Seller on, in or under the Property in quantities which violate applicable laws governing such materials or substances, and (B) the Property is not used by Seller for the storage, treatment, generation or manufacture of any hazardous or toxic materials or other substances in a manner which would constitute a violation of applicable federal or state environmental laws.

6.2 AS-IS. Except as provided in Section 6.1 and Section 9.1 herein, in the Deed and in the Leases Assignment, the Property is expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is not relying upon, any information provided by Seller or Broker or statements, representations or warranties, express or implied, made by or enforceable directly against Seller or Broker, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, any state, federal, county or local law, ordinance, order or permit; or the suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (except as provided in Section 6.1 and Section 9.1 herein, in the Deed and in the Leases Assignment). Purchaser agrees that Seller shall not be responsible or liable to Purchaser for any defects, errors or omissions, or on account of any conditions affecting the Property except as provided in Section 6.1 and Section
9.1 herein, in the Deed and in the Leases Assignment. Purchaser, its successors and assigns, and anyone claiming by, through or under Purchaser, hereby fully releases Seller's Indemnified Parties from, and irrevocably waives its right to maintain, any and all claims and causes of action that it or they may now have or hereafter acquire against Seller's Indemnified Parties with respect to any and all Losses arising from or related to any defects, errors, omissions or other conditions affecting the Property except as provided in Section 6.1 and
Section 9.1 herein, in the Deed and in the Leases Assignment. Purchaser represents and warrants that, as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies (including, without limitation, environmental studies and analyses concerning the presence of lead, asbestos, PCBs and radon in and about the Property), reports, investigations and inspections as it deems appropriate in connection with the Property. If Seller provides or has provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, including, without limitation, the offering prepared by Broker, Purchaser and Seller agree that Seller has done so or shall do so only for the convenience of both parties, and Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against Seller's Indemnified Parties except as provided in Section 6.1 and Section 9.1 herein, in the Deed and in the Leases Assignment. Purchaser shall rely only upon any title insurance obtained by Purchaser with respect to title to the Property except as provided in Section 6.1 and Section 9.1 herein, in the Deed and in the Leases Assignment. Except as provided in Section 6.1 and Section 9.1 herein, in the Deed and in the Leases Assignment, Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or tenants. Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Contract in any manner whatsoever, subject to the provisions of Section 8.1 hereof; and Purchaser shall close title and accept delivery of the Deed with or without such tenants in possession and without any allowance or reduction in the Purchase Price under this Contract, subject to the provisions of Section 8.1 hereof. Purchaser hereby releases Seller from any and all claims and liabilities relating to the foregoing matters except as otherwise expressly provided herein. The provisions of this Section 6.2 shall survive the Closing and delivery of the Deed to Purchaser.

6.3 Survival of Seller's Representations. Seller and Purchaser agree that Seller's Representations shall survive Closing for a period of 6 months (the "Survival Period"). Seller shall have no liability after the Survival Period with respect to Seller's Representations contained herein except to the extent that Purchaser has requested arbitration against Seller during the Survival Period for breach of any of Seller's Representations. Under no circumstances shall Seller be liable to Purchaser for more than $87,000 in any individual instance or in the aggregate for all breaches of Seller's Representations, nor shall Purchaser be entitled to bring any claim for a breach of Seller's Representations unless the claim for damage (either in the aggregate or as to any individual claim) by Purchaser exceeds $2,500. In the event that Seller breaches any representation contained in Section 6.1 and Purchaser had knowledge of such breach prior to the Closing Date, Purchaser shall be deemed to have waived any right of recovery, and Seller shall not have any liability in connection therewith.

6.4 Definition of Seller's Knowledge. Any representations and warranties made "to the knowledge of Seller" shall not be deemed to imply any duty of inquiry. For purposes of this Contract, the term Seller's "knowledge" shall mean and refer only to actual knowledge of the Designated Representative of the Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of the Seller, or any affiliate of the Seller, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term Designated Representative shall refer to Jennifer Stevenson who is the Regional Property Manager handling this Property (the "Regional Property Manager"), Stephanie Bailey who is the property manager for this Property (the "Property Manager"), and Paul Hemmert who is the Regional Vice President of AIMCO (the "Regional Vice President").

6.5 Representations And Warranties Of Purchaser. For the purpose of inducing Seller to enter into this Contract and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following (collectively, the "Purchaser's Representations"), as of the Effective Date and as of the Closing Date:

6.5.1 Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Texas.

6.5.2 Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary entity power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any of Purchaser's partners, directors, officers or members are required to so empower or authorize Purchaser. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which Purchaser is a party or by which Purchaser is otherwise bound, which conflict, breach or default would have a material adverse affect on Purchaser's ability to consummate the transaction contemplated by this Contract. This Contract is a valid, binding and enforceable agreement against Purchaser in accordance with its terms, subject to bankruptcy and similar laws affecting the rights and remedies of creditors generally.

6.5.3 No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller.

6.5.4 Other than Seller's Representations, as provided in Section 9.1 herein, in the Deed and in the Leases Assignment, Purchaser has not relied on any representation or warranty made by Seller or any representative of Seller (including, without limitation, Broker) in connection with this Contract and the acquisition of the Property.

6.5.5 The Broker and its affiliates do not, and will not at the Closing, have any direct or indirect legal, beneficial, economic or voting interest in Purchaser (or in an assignee of Purchaser, which pursuant to Section 13.3, acquires the Property at the Closing), nor has Purchaser or any affiliate of Purchaser granted (as of the Effective Date or the Closing Date) the Broker or any of its affiliates any right or option to acquire any direct or indirect legal, beneficial, economic or voting interest in Purchaser.

6.6 .Survival of Purchaser's Representations. Seller and Purchaser agree that Purchaser's Representations shall survive Closing for a period of 6 months (the "Survival Period"). Purchaser shall have no liability after the Survival Period with respect to Purchaser's Representations contained herein except to the extent that Seller has requested arbitration against Purchaser during the Survival Period for breach of any of Purchaser's Representations. Under no circumstances shall Purchaser be liable to Seller for more than $87,000 in any individual instance or in the aggregate for all breaches of Purchaser's Representations, nor shall Seller be entitled to bring any claim for a breach of Purchaser's Representations unless the claim for damage (either in the aggregate or as to any individual claim) by Seller exceeds $2,500.00. In the event Purchaser breaches any representation contained in Section 6.5 and Seller had knowledge of such breach prior to the Closing Date, Seller shall be deemed to have waived any right of recovery, and Purchaser shall not have any liability in connection therewith.

6.7 Definition of Purchaser's Knowledge. Any representations and warranties made "to the knowledge of Purchaser" shall not be deemed to imply any duty of inquiry. For purposes of this Contract, the term Purchaser's "knowledge" shall mean and refer only to actual knowledge of the Designated Representative of the Purchaser and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of the Purchaser, or any affiliate of the Purchaser, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term Designated Representative shall refer to Douglas C. Jones, who is the President of Purchaser, and Rick Scarola.

                                   ARTICLE 7
                            OPERATION OF THE PROPERTY

7.1 Leases and Property Contracts. During the period of time from the Effective Date to the Closing Date, in the ordinary course of business Seller may enter into new Property Contracts, new Leases, renew existing Leases or modify, terminate or accept the surrender or forfeiture of any of the Leases, modify any Property Contracts, or institute and prosecute any available remedies for default under any Lease or Property Contract without first obtaining the written consent of Purchaser; provided, however, Seller agrees that any such new or modified Property Contracts (a) shall not in the case of a new Property Contract have a term in excess of 1 year, and in the case of any modified Property Contract shall not be modified to extend the term thereof in excess of 1 year,
(b) shall be executed in the ordinary course of Seller's business and (c) in the case of new Property Contracts shall be terminable upon thirty (30) days or less notice without penalty or cost and in the case of any modified Property Contract shall not be modified to revise the termination provisions thereof without Purchaser's prior written consent; and provided further that any new, renewed or modified Leases shall not have a term in excess of 1 year, shall be executed in Seller's ordinary course of business, and shall be on Seller's standard form lease (which is subject to change but in no event shall be in a form that violates Texas law). Seller agrees to promptly deliver to Purchaser copies of any new or modified Property Contracts entered into by Seller after the Effective Date.

7.2 General  Operation of  Property.  Except as  specifically  set forth in this
Article 7, Seller shall operate the Property after the Effective Date in the ordinary course of business, and except as necessary in the Seller's sole discretion to address (a) any life or safety issue at the Property or (b) any other matter which in Seller's reasonable discretion materially adversely affecting the use, operation or value of the Property, Seller will not make any material alterations to the Property or remove any material Fixtures and Tangible Personal Property without the prior written consent of Purchaser which consent shall not be unreasonably withheld, denied or delayed. Seller agrees to maintain its existing insurance policies (or replacement policies on comparable terms) covering the Property in full force and effect until the Closing Date.

7.3 Liens. Seller covenants that it will not voluntarily create or cause any lien or encumbrance to attach to the Property between the Effective Date and the Closing Date (other than Leases and Property Contracts as provided in Section 7.1) unless Purchaser approves such lien or encumbrance, which approval shall not be unreasonably withheld or delayed. If Purchaser approves any such subsequent lien or encumbrance, the same shall be deemed a Permitted Encumbrance for all purposes hereunder.

7.4 Management Agreement. The existing management agreement for the Property will be terminated on or prior to the Closing Date with no liability to Purchaser.

                                   ARTICLE 8
                        CONDITIONS PRECEDENT TO CLOSING

8.1 Purchaser's Conditions to Closing. Purchaser's obligation to close under this Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

8.1.1 All of the documents required to be delivered by Seller to Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered;

8.1.2 Each of the representations, warranties and covenants of Seller contained herein shall be true in all material respects as of the Closing Date;

8.1.3 Seller shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Seller hereunder; and

8.1.4 The occupancy rate at the Property shall not be below eighty-five percent (85%) as of May 5, 2004; provided, however, if Seller circulates the Information Statement to its partners after the expiration of the Feasibility Period, then the date of such occupancy covenant will be extended one day for each day after the expiration of the Feasibility Period on which Seller circulates the Information Statement to its partners; provided, however, if Purchaser requests a modification to any provision of this Contract that would require Seller to deliver a new Information Statement to the SEC then this Section 8.1.4 shall be automatically waived by Purchaser.

8.1.5 Intentionally Omitted.

      Notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to Close except as expressly set forth in this Section
8.1. If any condition set forth in Sections 8.1.1, 8.1.3, or 8.1.4 is not met, Purchaser may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date with no offset or deduction from the Purchase Price, (b) if such failure constitutes a default by Seller, exercise any of its remedies pursuant to Section 10.2, or (c) notify Seller of Purchaser's election to terminate this Contract and receive a return of the Deposit from the Escrow Agent. Purchaser agrees to return all Third-Party Reports and information and Materials provided to Purchaser within five (5) days after termination of this Contract. If the condition set forth in Section 8.1.2 is not met, Purchaser may, as its sole and exclusive remedy, (i) notify Seller of Purchaser's election to terminate this Contract and receive a return of the Deposit from the Escrow Agent, or (ii) waive such condition and proceed to Closing on the Closing Date with no offset or deduction from the Purchase Price. Notwithstanding the foregoing, Seller and Purchaser acknowledge that Purchaser retains and does not waive any right that Purchaser may have by law with respect to a claim against Seller for any fraudulent misrepresentation made by Seller to Purchaser; however this sentence shall not be construed to expand or in any way enhance any such rights of Purchaser, and Seller is not agreeing to waive any defenses in connection with any such claim.

8.2 Without limiting any of the rights of Seller elsewhere provided for in this Contract, Seller's obligation to close with respect to conveyance of the Property under this Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

8.2.1 All of the documents and funds required to be delivered by Purchaser to Seller at the Closing pursuant to the terms and conditions hereof shall have been delivered;

8.2.2 Each of the representations, warranties and covenants of Purchaser contained herein shall be true in all material respects as of the Closing Date;

8.2.3 Purchaser shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Purchaser hereunder; and

8.2.4 Intentionally Omitted.

      If any of the foregoing conditions to Seller's obligation to close with respect to conveyance of the Property under this Contract are not met, Seller may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date, or (b) terminate this Contract, and, if such failure constitutes a default by Purchaser, exercise any of its remedies under Section 10.1.

                                   ARTICLE 9
                                    BROKERAGE

9.1 Indemnity. Seller represents and warrants to Purchaser that it has dealt only with O'Boyle Properties, Inc., a member of Apartment Realty Advisors, 14114 Dallas Parkway, Suite 520, Dallas, Texas 75254 ("Broker") in connection with this Contract. Purchaser represents and warrants to Seller that it has not dealt with or engaged any other real estate broker in connection with this Contract. Seller and Purchaser each represents and warrants to the other that, other than Broker, it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Contract, and each party agrees to indemnify, hold harmless, and, if requested in the sole and absolute discretion of the indemnitee, defend (with counsel approved by the indemnitee) the other party from and against all Losses relating to brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party. The provisions of this Section 9.1 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.

9.2 Survival. If the Closing occurs, Seller agrees to pay Broker a commission according to the terms of a separate contract. Broker shall not be deemed a party or third party beneficiary of this Contract. Notwithstanding any other provision herein to the contrary, in no event is Purchaser, or shall Purchaser be, liable to Broker and/or any other real estate broker for any commission or other sum of money owed and/or payable in connection with the transaction contemplated by this Contract.

9.3 Broker Signature Page. As a condition to Seller's obligation to pay the commission pursuant to Section 9.2, Broker shall execute the signature page for Broker attached hereto solely for purposes of confirming the matters set forth therein; provided, however, that (a) Broker's signature hereon shall not be a prerequisite to the binding nature of this Contract on Purchaser and Seller, and the same shall become fully effective upon execution by Purchaser and Seller, and (b) the signature of Broker will not be necessary to amend any provision of this Contract.

9.4 Texas Real Estate License Act. The Texas Real Estate License Act requires written notice to Purchaser from any licensed real estate broker or salesman who is to receive a commission from Purchaser that Purchaser should have an attorney of its own selection examine an abstract of title to the property being acquired or that Purchaser should be furnished with or should obtain a title insurance policy. Notice to that effect is, therefore, hereby given to Purchaser on behalf of Broker.

                                   ARTICLE 10
                              DEFAULTS AND REMEDIES

10.1 Purchaser Default.  If Purchaser  defaults in its obligations  hereunder to
(a) deliver the Initial Deposit or Additional Deposit, (or any other deposit or payment required of Purchaser hereunder), (b) deliver to the Seller the deliveries specified under Section 5.3 on the date required thereunder, or (c) deliver the Purchase Price at the time required by Section 2.2.4 and close on the purchase of the Property on the Closing Date, then, immediately and without notice or cure, Purchaser shall forfeit the Deposit, and the Escrow Agent shall deliver the Deposit to Seller, and neither party shall be obligated to proceed with the purchase and sale of the Property. If, Purchaser defaults in any of its other representations, warranties or obligations under this Contract, and such default continues for more than 10 days after written notice from Seller, then Purchaser shall forfeit the Deposit, and the Escrow Agent shall deliver the Deposit to Seller, and neither party shall be obligated to proceed with the purchase and sale of the Property. The Deposit is liquidated damages and recourse to the Deposit is, except for Purchaser's indemnity and confidentiality obligations hereunder, Seller's sole and exclusive remedy for Purchaser's failure to perform its obligation to purchase the Property or breach of a representation or warranty. Seller expressly waives the remedies of specific performance and additional damages for such default by Purchaser. SELLER AND PURCHASER ACKNOWLEDGE THAT SELLER'S DAMAGES WOULD BE DIFFICULT TO DETERMINE, AND THAT THE DEPOSIT IS A REASONABLE ESTIMATE OF SELLER'S DAMAGES RESULTING FROM A DEFAULT BY PURCHASER IN ITS OBLIGATION TO PURCHASE THE PROPERTY. SELLER AND PURCHASER FURTHER AGREE THAT THIS SECTION 10.1 IS INTENDED TO AND DOES LIQUIDATE THE AMOUNT OF DAMAGES DUE SELLER, AND SHALL BE SELLER'S EXCLUSIVE REMEDY AGAINST PURCHASER, BOTH AT LAW AND IN EQUITY, ARISING FROM OR RELATED TO A BREACH BY PURCHASER OF ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT, OTHER THAN WITH RESPECT TO PURCHASER'S INDEMNITY AND CONFIDENTIALITY OBLIGATIONS HEREUNDER.

10.2 Seller Default. If Seller, prior to the Closing, defaults in its representations, warranties, covenants, or obligations under this Contract, including to sell the Property as required by this Contract and such default continues for more than 10 days after written notice from Purchaser, then, at Purchaser's election and as Purchaser's sole and exclusive remedy, either (A) this Contract shall terminate, and all payments and things of value, including the Deposit, provided by Purchaser hereunder shall be returned to Purchaser and Purchaser may recover, as its sole recoverable damages (but without limiting its right to receive a refund of the Deposit), its direct and actual out-of-pocket expenses and costs (documented by paid invoices to third parties) in connection with this transaction, which damages shall not exceed $100,000 in aggregate, or
(B) Purchaser may seek specific performance of Seller's obligation to deliver the Deed pursuant to this Contract (but not damages). Purchaser agrees to return all Third-Party Reports and information and Materials provided to Purchaser within five (5) days after termination of this Contract. Purchaser agrees that it shall promptly deliver to Seller an assignment of all of Purchaser's right, title and interest in and to (together with possession of) all plans, studies, surveys, reports, and other materials paid for with the out-of-pocket expenses reimbursed by Seller pursuant to the foregoing sentence. SELLER AND PURCHASER FURTHER AGREE THAT THIS SECTION 10.2 IS INTENDED TO AND DOES LIMIT THE AMOUNT OF DAMAGES DUE PURCHASER AND THE REMEDIES AVAILABLE TO PURCHASER, AND SHALL BE PURCHASER'S EXCLUSIVE REMEDY AGAINST SELLER, BOTH AT LAW AND IN EQUITY ARISING FROM OR RELATED TO A BREACH BY SELLER OF ITS REPRESENTATIONS, WARRANTIES, OR COVENANTS OR ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT. UNDER NO CIRCUMSTANCES MAY PURCHASER SEEK OR BE ENTITLED TO RECOVER ANY SPECIAL, CONSEQUENTIAL, PUNITIVE, SPECULATIVE OR INDIRECT DAMAGES, ALL OF WHICH PURCHASER SPECIFICALLY WAIVES, FROM SELLER FOR ANY BREACH BY SELLER, OF ITS REPRESENTATIONS, WARRANTIES OR COVENANTS OR ITS OBLIGATIONS UNDER THIS CONTRACT. PURCHASER SPECIFICALLY WAIVES THE RIGHT TO FILE ANY LIS PENDENS OR ANY LIEN AGAINST THE PROPERTY UNLESS AND UNTIL IT HAS IRREVOCABLY ELECTED TO SEEK SPECIFIC PERFORMANCE OF THIS CONTRACT AND HAS FILED AN ACTION SEEKING SUCH REMEDY.

                                   ARTICLE 11
                            RISK OF LOSS OR CASUALTY

11.1 Major Damage. Seller shall provide Purchaser with prompt notification of any known fire or other casualty at the Property. In the event that the Property is damaged or destroyed by fire or other casualty prior to Closing, and the cost of repair is more than $300,000, then Seller shall have no obligation to repair such damage or destruction and shall notify Purchaser in writing of such damage or destruction (the "Damage Notice"). Within 10 days after Purchaser's receipt of the Damage Notice, Purchaser may elect at its option to terminate this Contract by delivering written notice to Seller. In the event Purchaser fails to terminate this Contract within the foregoing 10-day period, this transaction shall be closed in accordance with the terms of this Contract for the full Purchase Price notwithstanding any such damage or destruction and Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith) at Closing.

11.2 Minor Damage. In the event that the Property is damaged or destroyed by fire or other casualty prior to the Closing, and the cost of repair is less than $300,000, this transaction shall be closed in accordance with the terms of this Contract, notwithstanding the damage or destruction; provided, however, Seller shall make such repairs to the extent of any recovery from insurance carried on the Property if they can be reasonably effected before the Closing. Subject to
Section 11.3, if Seller is unable to effect such repairs, then Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith) at Closing.

11.3 Repairs. To the extent that Seller elects to commence any repair, replacement or restoration of the Property prior to Closing, then Seller shall be entitled to receive and apply available insurance proceeds to any portion of such repair, replacement or restoration completed or installed prior to Closing, with Purchaser being responsible for completion of such repair, replacement or restoration after Closing from the balance of any available insurance proceeds. The provisions of this Section 11.3 shall survive the Closing and delivery of the Deed to Purchaser.

                                   ARTICLE 12
                                 EMINENT DOMAIN

12.1 Eminent Domain. Seller shall provide Purchaser with prompt notification of any known pending or threatened eminent domain action. In the event that, at the time of Closing, any material part of the Property is (or previously has been) acquired, or is about to be acquired, by any governmental agency by the powers of eminent domain or transfer in lieu thereof (or in the event that at such time there is any notice of any such acquisition or intent to acquire by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to terminate this Contract by giving written notice within 10 days after Purchaser's receipt from Seller of notice of the occurrence of such event, and if Purchaser so terminates this Contract shall recover the Deposit hereunder. Purchaser agrees to return all Third-Party Reports and information and Materials provided to Purchaser within five (5) days after termination of this Contract. If Purchaser fails to terminate this Contract within such 10-day period, this transaction shall be closed in accordance with the terms of this Contract for the full Purchase Price and Purchaser shall receive the full benefit of any condemnation award.

                                   ARTICLE 13
                                  MISCELLANEOUS

13.1 Binding Effect of Contract. This Contract shall not be binding on either party until executed by both Purchaser and Seller. As provided in Section 2.3.5 and Section 9.3 above, neither the Escrow Agent's nor the Broker's execution of this Contract shall be a pre-requisite to its effectiveness.

13.2 Exhibits And Schedules. All Exhibits and Schedules, whether or not annexed hereto, are a part of this Contract for all purposes.

13.3 Assignability. This Contract is not assignable by Purchaser without first obtaining the prior written approval of the Seller, except that Purchaser may assign this Contract to one or more entities so long as (a) Douglas C. Jones (the President of Purchaser) or Charles V. Welden, III is the general partner of such purchasing entity or an officer of the general partner of such purchasing entity, (b) Covenant Apartment Fund III, L.P. (or another fund created and operated by Covenant Capital Group, LLC) owns at least a 51% voting and economic interest in such purchasing entity, (c) Purchaser is not released from its liability hereunder, and (d) Purchaser promptly notifies Seller of such transfer.

13.4 Binding Effect. Subject to Section 13.3, this Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective successors, heirs and permitted assigns.

13.5 Captions. The captions, headings, and arrangements used in this Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

13.6 Number And Gender Of Words. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

13.7 Notices. All notices, demands, requests and other communications required or permitted hereunder shall be in writing, and shall be (a) personally delivered with a written receipt of delivery; or (b) sent by a nationally recognized overnight delivery service requiring a written acknowledgement of receipt or providing a certification of delivery or attempted delivery; or (c) sent by certified or registered mail, return receipt requested, or (d) sent by confirmed facsimile transmission with an original copy thereof transmitted to the recipient by one of the means described in subsections (a) through (c) no later than 3 Business Days thereafter. All notices shall be deemed effective when actually delivered as documented in a delivery receipt; provided, however, that if the notice was sent by overnight courier or mail as aforesaid and is affirmatively refused or cannot be delivered during customary business hours by reason of the absence of a signatory to acknowledge receipt, or by reason of a change of address with respect to which the addressor did not have either knowledge or written notice delivered in accordance with this paragraph, then the first attempted delivery shall be deemed to constitute delivery. Each party shall be entitled to change its address for notices from time to time by delivering to the other party notice thereof in the manner herein provided for the delivery of notices. All notices shall be sent to the addressee at its address set forth following its name below:

            To Purchaser:

            Wyndmere Capital
            14785 Preston Rd., Suite 550
            Dallas, Texas  75254
            Attention:  Mr. Douglas C. Jones
            Telephone:  972-789-5590
            Facsimile:  972-789-5591

            and a copy to:

            Lea W. Stouffer, Esq.
            6507 Brownlee Drive
            Nashville, Tennessee  37205
            Telephone:  615-356-0642
            Facsimile:  662-796-4797

            To Seller:

            c/o AIMCO
            Stanford Place 3
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
            Attention:  Mr. Patrick Slavin
            Telephone:  303-691-4340
            Facsimile:  303-300-3282

            And:

            c/o AIMCO
            Stanford Place 3
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
            Attention:  Mr. Harry Alcock
            Telephone:  303-691-4344
            Facsimile:  303-300-3282

            with copy to:

            Chad Asarch, Esq.
            Vice President and Assistant General Counsel
            AIMCO
            Stanford Place 3
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
            Facsimile:  303-300-3297

            and a copy to:

            Loeb & Loeb LLP
            10100 Santa Monica Blvd., Suite 2200
            Los Angeles, California  90067
            Attention:  Karen N. Higgins, Esq., and
                        Rafael Castellanos, Esq.
            Facsimile:  310-282-2200

      Any notice required hereunder to be delivered to the Escrow Agent shall be delivered in accordance with above provisions as follows:

            Stewart Title Guaranty Company
            1980 Post Oak Boulevard, Suite 610
            Houston, Texas  77056
            Attention:  Wendy Howell, National Commercial Closing Specialist
            Telephone:  800-729-1906
            Facsimile: (713) 552-1703

      Unless specifically required to be delivered to the Escrow Agent pursuant to the terms of this Contract, no notice hereunder must be delivered to the Escrow Agent in order to be effective so long as it is delivered to the other party in accordance with the above provisions.

13.8 Governing Law And Venue. The laws of the State of Texas shall govern the validity, construction, enforcement, and interpretation of this Contract, unless otherwise specified herein except for the conflict of laws provisions thereof. Subject to Section 13.25, all claims, disputes and other matters in question arising out of or relating to this Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in a court of competent jurisdiction in the state in which the Property is situated, and the parties hereto expressly consent to the venue and jurisdiction of such court.

13.9 Entire Agreement. This Contract embodies the entire Contract between the parties hereto concerning the subject matter hereof and supersedes all prior conversations, proposals, negotiations, understandings and contracts, whether written or oral.

13.10 Amendments. This Contract shall not be amended, altered, changed, modified, supplemented or rescinded in any manner except by a written contract executed by all of the parties; provided, however, that, (a) as provided in
Section 2.3.5 above, the signature of the Escrow Agent shall not be required as to any amendment of this Contract other than an amendment of Section 2.3, and
(b) as provided in Section 9.3 above, the signature of the Broker shall not be required as to any amendment of this Contract

13.11 Severability. In the event that any part of this Contract shall be held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be reformed, and enforced to the maximum extent permitted by law. If such provision cannot be reformed, it shall be severed from this Contract and the remaining portions of this Contract shall be valid and enforceable.

13.12 Multiple Counterparts/Facsimile Signatures. This Contract may be executed in a number of identical counterparts. This Contract may be executed by facsimile signatures which shall be binding on the parties hereto, with original signatures to be delivered as soon as reasonably practical thereafter.

13.13 Construction. No provision of this Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument.

13.14 Confidentiality. Purchaser shall not disclose the terms and conditions contained in this Contract and shall keep the same confidential, provided that Purchaser may disclose the terms and conditions of this Contract (a) as required by law or by regulatory or judicial process, (b) to consummate the terms of this Contract, or any financing relating thereto, or (c) to the extent such information is a matter of public record, or (d) to Purchaser's Consultant's or Seller's lenders, attorneys or accountants. Any information and Materials provided by Seller to Purchaser hereunder are confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than as permitted by this Section 13.14, without Seller's prior written authorization, which may be granted or denied in Seller's sole discretion. Notwithstanding the provisions of Section 13.9, Purchaser agrees that the covenants, restrictions and agreements of Purchaser contained in any confidentiality agreement executed by Purchaser prior to the Effective Date shall survive the execution of this Contract and shall not be superceded hereby.

13.15 Time Of The Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Contract.

13.16 Waiver. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Contract shall be established by conduct, custom, or course of dealing and all waivers must be in writing and signed by the waiving party.

13.17 Attorneys Fees. In the event either party hereto commences litigation or arbitration against the other to enforce its rights hereunder, the substantially prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation and arbitration, including the cost of in-house counsel and any appeals.

13.18 Time Periods. Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.

13.19 Intentionally Omitted.

13.20 No Personal Liability of Officers, Trustees or Directors of Seller's Partners. Purchaser acknowledges that this Contract is entered into by Seller which is a South Carolina limited partnership, and Purchaser agrees that none of Seller's Indemnified Parties shall have any personal liability under this Contract or any document executed in connection with the transactions contemplated by this Contract.

13.21 No Exclusive Negotiations. Seller shall have the right, at all times prior to the expiration of the Feasibility Period, to solicit backup offers and enter into discussions, negotiations, or any other communications concerning or related to the sale of the Property with any third-party; provided, however, that such communications are subject to the terms of this Contract, and that Seller shall not enter into any contract or binding Contract with a third-party for the sale of the Property unless such Contract is contingent on the termination of this Contract without the Property having been conveyed to Purchaser.

13.22 ADA Disclosure. Purchaser acknowledges that the Property may be subject to the federal Americans With Disabilities Act (the "ADA"), and the federal Fair Housing Act (the "FHA"). The ADA requires, among other matters, that tenants and/or owners of "public accommodations" remove barriers in order to make the Property accessible to disabled persons and provide auxiliary aids and services for hearing, vision or speech impaired persons. Seller makes no warranty, representation or guarantee of any type or kind with respect to the Property's compliance with the ADA or the FHA (or any similar state or local law), and Seller expressly disclaims any such representation.

13.23 No Recording. Purchaser shall not cause or allow this Contract or any contract or other document related hereto, nor any memorandum or other evidence hereof, to be recorded or become a public record without Seller's prior written consent, which consent may be withheld at Seller's sole discretion. If the Purchaser records this Contract or any other memorandum or evidence thereof, Purchaser shall be in default of its obligations under this Contract. Purchaser hereby appoints the Seller as Purchaser's attorney-in-fact to prepare and record any documents necessary to effect the nullification and release of the Contract or other memorandum or evidence thereof from the public records. This appointment shall be coupled with an interest and irrevocable.

13.24 Relationship of Parties. Purchaser and Seller acknowledge and agree that the relationship established between the parties pursuant to this Contract is only that of a seller and a purchaser of property. Neither Purchaser nor Seller is, nor shall either hold itself out to be, the agent, employee, joint venturer or partner of the other party.

13.25 Dispute Resolution. Any controversy, dispute, or claim of any nature arising out of, in connection with, or in relation to the interpretation, performance, enforcement or breach of this Contract (and any closing document executed in connection herewith), including any claim based on contract, tort or statute, shall be resolved at the written request of any party to this Contract by binding arbitration. The arbitration shall be administered in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association. Any matter to be settled by arbitration shall be submitted to the American Arbitration Association in the state in which the Property is located. The parties shall attempt to designate one arbitrator from the American Arbitration Association. If they are unable to do so within 30 days after written demand therefor, then the American Arbitration Association shall designate an arbitrator. The arbitration shall be final and binding, and enforceable in any court of competent jurisdiction. The arbitrator shall award attorneys' fees (including those of in-house counsel) and costs to the substantially prevailing party and charge the cost of arbitration to the party which is not the substantially prevailing party. Notwithstanding anything herein to the contrary, this Section 13.25 shall not prevent Purchaser or Seller from seeking and obtaining equitable relief on a temporary or permanent basis, including, without limitation, a temporary restraining order, a preliminary or permanent injunction or similar equitable relief, from a court of competent jurisdiction located in the state in which the Property is located (to which all parties hereto consent to venue and jurisdiction) by instituting a legal action or other court proceeding in order to protect or enforce the rights of such party under this Contract or to prevent irreparable harm and injury. The court's jurisdiction over any such equitable matter, however, shall be expressly limited only to the temporary, preliminary, or permanent equitable relief sought; all other claims initiated under this Contract between the parties hereto shall be determined through final and binding arbitration in accordance with this Section 13.25.

13.26 AIMCO Marks. Purchaser agrees that Seller, the Property Manager or AIMCO, or their respective affiliates, are the sole owners of all right, title and interest in and to the AIMCO Marks (or have the right to use such AIMCO Marks pursuant to license agreements with third parties) and that no right, title or interest in or to the AIMCO Marks is granted, transferred, assigned or conveyed as a result of this Contract. Purchaser further agrees that Purchaser will not use the AIMCO Marks for any purpose.

13.27 Non-Solicitation of Employees Prior to Expiration of the Feasibility Period. Purchaser acknowledges and agrees that, prior to the expiration of the Feasibility Period, without the express written consent of Seller, neither Purchaser nor any of Purchaser's employees, affiliates or agents shall solicit any of Seller's employees or any employees located at the Property (or any of Seller's affiliates' employees located at any property owned by such affiliates) for potential employment.

13.28 Survival. Except for (a) all of the provisions of this Article 13 (other than Section 13.19, 13.21 and 13.23), and (b) any provision of this Contract which expressly states that it shall so survive, and (c) any payment obligation of Purchaser under this Contract which expressly survives under the terms of this Contract (the foregoing (a), (b) and (c) referred to herein as the "Survival Provisions"), none of the terms and provisions of this Contract shall survive the termination of this Contract, and, if the Contract is not so terminated, all of the terms and provisions of this Contract (other than the Survival Provisions) shall be merged into the Closing documents and shall not survive Closing.

13.29 Multiple Purchasers. As used in this Contract, the term "Purchaser" means all entities acquiring any interest in the Property at the Closing, including, without limitation, any assignee(s) of the original Purchaser pursuant to
Section 13.3 of this Contract. In the event that "Purchaser" has any obligations or makes any covenants, representations or warranties under this Agreement, the same shall be made jointly and severally by all entities being a Purchaser hereunder. In the event that Seller receives notice from any entity being a Purchaser hereunder, the same shall be deemed to constitute notice from all entities being a Purchaser hereunder. In the event that any entity being a Purchaser hereunder takes any action, breaches any obligation or otherwise acts pursuant to the terms of this Contract, the same shall be deemed to be the action of the other entity(ies) being a Purchaser hereunder and the action of "Purchaser" under this Contract. In the event that Seller is required to give notice or take action with respect to Purchaser under this Contract, notice to any entity being a Purchaser hereunder or action with respect to any entity being a Purchaser hereunder shall be a notice or action to all entities being a Purchaser hereunder. In the event that any entity being a Purchaser hereunder desires to bring an action or arbitration against Seller, such action must be joined by all entities being a Purchaser hereunder in order to be effective. In the event that there is any agreement by Seller to pay any amount pursuant to this Contract to Purchaser under any circumstance, that amount shall be deemed maximum aggregate amount to be paid to all parties being a Purchaser hereunder and not an amount that can be paid to each party being a Purchaser hereunder. In the event that Seller is required to return the Initial Deposit, Additional Deposit or other amounts to Purchaser, Seller shall return the same to any entity being a Purchaser hereunder and, upon such return, shall have no further liability to any other entity being a Purchaser hereunder for such amount. The foregoing provisions also shall apply to any documents, including, without limitation, the General Assignment and Assumption and the Assignment and Assumption of Leases and Security Deposits, executed in connection with this Contract and the transaction(s) contemplated hereby.

                 [ Remaining Page Intentionally Left Blank ]

NOW, THEREFORE, the parties hereto have executed this Contract as of the date first set forth above.

                                     Seller:

                                    NEW LAKE MEADOWS, L.P.,
                                    a South Carolina limited partnership

                                    By:   Lake Meadows GP, L.L.C.,
                                          a South Carolina limited liability
                                          company,
                                          its sole general partner

                                          By:   Angeles Opportunity
                                                Properties, Ltd., a
                                                California limited
                                                partnership,
                                                its sole member

                                                By:   Angeles Realty
                                                      Corporation II, a
                                                      California corporation,
                                                      its sole general partner

                                                      By:/s/Brian J. Bornhorst
                                                      Name:  Brian J. Bornhorst
                                                      Title: Vice President



                                   Purchaser:

                                    WYNDMERE CAPITAL, INC.,
                                    a Texas corporation

                                    By:  /s/Douglas C. Jones
                                    Name:  Douglas C. Jones
                                    Title:  President

                                    Purchaser's Tax Identification
                                    Number/Social
                                    Security Number:
                                    20-0747871


                           ESCROW AGENT SIGNATURE PAGE

      The undersigned executes the Contract to which this signature page is attached for the purpose of agreeing to the provisions of Section 2.3 of the Contract, and hereby establishes April 16, 2004 as the date of opening of escrow and designates 04330093 as the escrow number assigned to this escrow.

                                    ESCROW AGENT:

                                    STEWART TITLE GUARANTY COMPANY


                                    By: /s/Wendy Howell
                                    Name: Wendy Howell
                                    Title: National Commercial Closing
                                           Specialst


                              BROKER SIGNATURE PAGE

      The undersigned Broker hereby executes this Broker Signature Page solely to confirm the following: (a) Broker represents only the Seller in the transaction described in the Contract to which this signature page is attached,
(b) Broker acknowledges that the only compensation due to Broker in connection with the Closing of the transaction described in the Contract to which this signature page is attached is as set forth in a separate agreement between Seller and Broker payable at the Closing, and (c) Broker represents and warrants to Seller that Broker and its affiliates have not and will not receive any compensation (cash or otherwise) from or on behalf of Purchaser or any affiliate thereof or any assignee pursuant to Section 13.3 of the Contract in connection with the transaction described in the Contract to which this signature page is attached, and do not, and will not at the Closing, have any direct or indirect legal, beneficial, economic or voting interest in Purchaser (or in an assignee of Purchaser, which pursuant to Section 13.3 of the Contract, acquires the Property at the Closing) nor has Purchaser granted (as of the Effective Date or the Closing Date) the Broker or any of its affiliates any right or option to acquire any direct or indirect legal, beneficial, economic or voting interest in Purchaser.

                                     BROKER:

                                    O'BOYLE PROPERTIES, INC.,
                                    A MEMBER OF APARTMENT
                                    REALTY ADVISORS


                                    By: /s/Brian J. O'Boyle
                                    Name:  Brian J. O'Boyle
                                    Title:  Managing Broker

                                                                   Exhibit 10.13

                    AMENDMENT OF PURCHASE AND SALE CONTRACT

                        (Lake Meadows Apartments, Texas)


      THIS AMENDMENT OF PURCHASE AND SALE CONTRACT ("Amendment") is entered into as of the 13th day of May, 2004 (the "Effective Date") by and between NEW LAKE MEADOWS, L.P., a South Carolina limited partnership, having a principal address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller") and WYNDMERE CAPITAL, INC., a Texas corporation, having a principal address at 14785 Preston Road, Suite 550, Dallas, Texas 75254 ("Purchaser").

                                    RECITALS

A. Seller and Purchaser entered into a Purchase and Sale Contract dated as of April 15, 2004, (the "Contract"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to buy from Seller the Property (as defined in the Contract).

B. Pursuant to the Contract, Purchaser delivered to Escrow Agent an Initial Deposit of $43,500.00, which Initial Deposit continues to be held by Escrow Agent.

C. Seller and Purchaser have agreed to modify the terms of the Contract as set forth in this Amendment.

D. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.

            NOW  THEREFORE,   for  valuable   consideration,   the  receipt  and
sufficiency of which are hereby acknowledged, and intending to be legally bound, Seller and Purchaser agree as follows:

                                   AGREEMENTS

1. Extension of Feasibility Period. The Feasibility Period is hereby extended from May 17, 2004 to June 1, 2004.

2. Closing Date. Purchase and Seller hereby acknowledge and agree that the Closing shall occur on or before Wednesday, June 30, 2004. Purchaser agrees to give Seller five (5) Business Days prior written notification of its election to Close.

3. Initial Deposit. Purchaser hereby acknowledges and agrees that concurrently with the execution of this Amendment, $10,000.00 of the Initial Deposit (the "Non-Refundable Amount") will immediately become non-refundable; provided, however, the Non-Refundable Amount will be considered part of the Deposit under the Contract and will apply to the Purchase Price if and when the Closing occurs.

4. Effectiveness of Contract. Except as modified by this Amendment, all the terms of the Contract shall remain unchanged and in full force and effect.

5. Counterparts. This Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.

6. Telecopied Signatures. A counterpart of this Amendment signed by one party to this Amendment and telecopied to the other party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party's execution of this Amendment.


                  [Remaining Page Left Intentionally Blank]



      IN WITNESS WHEREOF, Seller and Purchaser have entered into this Amendment of Purchase and Sale Contract as of the date first above stated.


                                     Seller:

                                    NEW LAKE MEADOWS, L.P.,
                                    a South Carolina limited partnership

                                    By:   Lake Meadows GP, L.L.C.,
                                          a South Carolina limited liability
                                          company,
                                          its sole general partner

                                          By:   Angeles Opportunity
                                                Properties, Ltd., a
                                                California limited
                                                partnership,
                                                its sole member

                                                By:   Angeles Realty
                                                      Corporation II, a
                                                      California corporation,
                                                      its sole general partner

                                                      By:  /s/Patrick F. Slavin
                                                      Name: Patrick F. Slavin
                                                      Title:  Executive Vice
                                                      President

                                   Purchaser:


                                    WYNDMERE CAPITAL, INC.,
                                    a Texas corporation


                                    By: /s/Douglas C. Jones
                                    Name: Douglas C. Jones
                                    Title:  President

                                                                   Exhibit 10.14
                SECOND AMENDMENT OF PURCHASE AND SALE CONTRACT

                       (Lake Meadows Apartments, Texas)


      THIS SECOND AMENDMENT OF PURCHASE AND SALE CONTRACT ("Amendment") is entered into as of the 27th day of May, 2004 (the "Effective Date") by and between NEW LAKE MEADOWS, L.P., a South Carolina limited partnership, having a principal address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller") and WYNDMERE CAPITAL, INC., a Texas corporation, having a principal address at 14785 Preston Road, Suite 550, Dallas, Texas 75254 ("Purchaser").

                                   RECITALS

A. Seller and Purchaser entered into a Purchase and Sale Contract dated as of April 15, 2004, as amended (collectively, the "Contract"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to buy from Seller the Property (as defined in the Contract).

B. Seller and Purchaser have agreed to modify the terms of the Contract as set forth in this Amendment.

C. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.

            NOW  THEREFORE,  for  valuable  consideration,   the  receipt  and
sufficiency of which are hereby acknowledged, and intending to be legally bound, Seller and Purchaser agree as follows:

                                  AGREEMENTS


1. Extension of Feasibility Period. The Feasibility Period is hereby extended from June 1, 2004 to June 4, 2004.

2. Effectiveness of Contract. Except as modified by this Amendment, all the terms of the Contract shall remain unchanged and in full force and effect.

3. Counterparts. This Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.

4. Telecopied Signatures. A counterpart of this Amendment signed by one party to this Amendment and telecopied to the other party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party's execution of this Amendment.



      IN WITNESS WHEREOF, Seller and Purchaser have entered into this Second Amendment of Purchase and Sale Contract as of the date first above stated.


                                    Seller:

                                    NEW LAKE MEADOWS, L.P.,
                                    a South Carolina limited partnership

                                    By:   Lake Meadows GP, L.L.C.,
                                          a South Carolina limited liability
                                          company,
                                          its sole general partner

                                          By:   Angeles Opportunity
                                                Properties, Ltd., a
                                                California limited
                                                partnership,
                                                its sole member

                                                By:   Angeles Realty
                                                      Corporation II, a
                                                      California corporation,
                                                      its sole general partner

                                                      By:/s/Brian J. Bornhorst
                                                      Name:  Brian J. Bornhorst
                                                      Title: Vice President

                                    Purchaser:


                                    WYNDMERE CAPITAL, INC.,
                                    a Texas corporation


                                    By: /s/Douglas C. Jones
                                    Name: Douglas C. Jones
                                    Title:  President

                                                                   Exhibit 10.15

                 THIRD AMENDMENT OF PURCHASE AND SALE CONTRACT

                       (Lake Meadows Apartments, Texas)


      THIS THIRD AMENDMENT OF PURCHASE AND SALE CONTRACT ("Amendment") is entered into as of the 9th day of June, 2004 (the "Effective Date") by and between NEW LAKE MEADOWS, L.P., a South Carolina limited partnership, having a principal address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller") and WYNDMERE CAPITAL, INC., a Texas corporation, having a principal address at 14785 Preston Road, Suite 550, Dallas, Texas 75254 ("Purchaser").

                                   RECITALS

A. Seller and Purchaser entered into a Purchase and Sale Contract dated as of April 15, 2004, as amended (collectively, the "Contract"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to buy from Seller the Property (as defined in the Contract).

B. Pursuant to the Contract, Purchaser delivered to Escrow Agent an Initial Deposit of $43,500.00 and an Additional Deposit of $43,500.00, which Initial Deposit and Additional Deposit continue to held by Escrow Agent.

C. Seller and Purchaser have agreed to modify the terms of the Contract as set forth in this Amendment.

D. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.

            NOW  THEREFORE,  for  valuable  consideration,   the  receipt  and
sufficiency of which are hereby acknowledged, and intending to be legally bound, Seller and Purchaser agree as follows:

                                  AGREEMENTS


1. Closing Credit. As full consideration for taking the Property "AS IS" (except as provided in Section 6.1 and Section 9.1 of the Contract, in the Deed and in the Leases Assignment), Purchaser shall receive a credit in the amount of $10,000.00 (the "Credit") against the Purchase Price at Closing, provided that Purchaser complies with its obligations under the Contract.

2. Waiver of Feasibility Period Contingencies. Purchaser hereby acknowledges that the Feasibility Period has expired, and that all contingencies relating to the Feasibility Period have been satisfied or waived by Purchaser as of June 4, 2004. Additionally, Purchaser hereby acknowledges and agrees that all contingencies relating to Purchaser's review of the Title Commitment and Survey, as more particularly set forth in Section 4.1, Section 4.2 and Section 4.3 of the Contract, have been waived by Purchaser as of June 4, 2004.

3. Occupancy Rate. Purchaser hereby acknowledges and agrees that Purchaser"s condition to Close requiring that the occupancy rate at the Property shall not be below eighty-five percent (85%) as of May 5, 2004, as more particularly set forth in Section 8.1.4 of the Contract, was satisfied as of May 5, 2004.

4. Effectiveness of Contract. Except as modified by this Amendment, all the terms of the Contract shall remain unchanged and in full force and effect.

5. Counterparts. This Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.

6. Telecopied Signatures. A counterpart of this Amendment signed by one party to this Amendment and telecopied to the other party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party's execution of this Amendment.


                       [ Signatures on Following Page ]

      IN WITNESS WHEREOF, Seller and Purchaser have entered into this Third Amendment of Purchase and Sale Contract as of the date first above stated.


                                    Seller:

                                    NEW LAKE MEADOWS, L.P.,
                                    a South Carolina limited partnership

                                    By:   Lake Meadows GP, L.L.C.,
                                          a South Carolina limited liability
                                          company,
                                          its sole general partner

                                          By:   Angeles Opportunity
                                                Properties, Ltd., a
                                                California limited
                                                partnership,
                                                its sole member

                                                By:   Angeles Realty
                                                      Corporation II, a
                                                      California corporation,
                                                      its sole general partner

                                                      By: /s/Patrick F. Slavin
                                                      Name: Patrick F. Slavin
                                                      Title: Senior Vice
                                                      President

                                    Purchaser:

                                    WYNDMERE CAPITAL, INC.,
                                    a Texas corporation

                                    By:  /s/Douglas C. Jones
                                    Name:  Douglas C. Jones
                                    Title:  President

                                                                 Exhibit 10.16

                                ASSIGNMENT OF
                          PURCHASE AND SALE CONTRACT

      THIS ASSIGNMENT OF PURCHASE AND SALE CONTRACT (this "Assignment") is made and entered into as of the 15th days of June, 2004, by and between WYNDMERE CAPITAL, INC., a Texas corporation ("Assignor"), and LAKE MEADOWS PARTNERS, LTD., a Texas limited partnership ("Assignee").

                                  RECITALS:

      WHEREAS, Assignor has previously entered into a certain Purchase and Sale Contract between Assignor, as Buyer therein, and New Lake Meadows, L.P., a South Carolina limited partnership, as Seller therein, dated as of April 15, 2004 (as it may be amended from time to time, the "Agreement");

      WHEREAS, the Agreement sets forth the terms and conditions for the sale and purchase of certain real estate situated in the County of Dallas, State of Texas and more particularly described in the Agreement; and

      WHEREAS, Assignor now desires to assign to Assignee all of Assignor's right and interest in and to the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Assignor hereby assigns, conveys, transfers and sets over unto Assignee, and Assignee hereby assumes, all of Assignor's rights, obligations and privileges under the terms and provisions of the Agreement; provided, however, pursuant to Section 13.3 of the Agreement, Assignor is not released from its liability under the Agreement.



           THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

                          SIGNATURE PAGE TO FOLLOW.

      IN WITNESS WHEREOF, this Assignment has been executed by the Assignor and Assignee as of the date set forth above.

                                    ASSIGNOR:

                                    WYNDMERE CAPITAL, INC.,
                                    a Texas corporation

                                    By:  /s/Douglas C. Jones
                                    Name:  Douglas C. Jones
                                    Title:  President

                                    ASSIGNEE:

                                    LAKE MEADOWS PARTNERS, LTD., a Texas
                                    limited partnership

                                    By:  Wyndmere Lake Meadows, LLC, a Texas
                                          limited liability company, general
                                          partner

                                          By:  /s/Douglas C. Jones
                                               Douglas C. Jones, Manager